Rule 497(c)
                                                               File No. 33-40771


                        COMSTOCK PARTNERS FUNDS, INC.

                               ----------------

                       COMSTOCK PARTNERS STRATEGY FUND
                     COMSTOCK PARTNERS CAPITAL VALUE FUND

                               ----------------
                                   PROSPECTUS
                               ----------------


                                AUGUST 28, 1999


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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIME TO STATE OTHERWISE.
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS


COMSTOCK PARTNERS STRATEGY FUND...........................          3
     The Fund's Objective.................................          3
     The Fund's Principal Investment Strategies...........          3
     The Fund's Principal Risks...........................          5
     The Fund's Past Performance..........................          7
     Fees and Expenses....................................          9

COMSTOCK PARTNERS CAPITAL VALUE FUND......................         11
     The Fund's Objective.................................         11
     The Fund's Principal Investment Strategies...........         11
     The Fund's Principal Risks...........................         13
     The Fund's Past Performance..........................         15
     Fees and Expenses....................................         17

MANAGEMENT................................................         19
     Portfolio Managers...................................         19

HOW YOUR ACCOUNT WORKS....................................         20
     Net Asset Value......................................         20
     Sales Charges, Annual Fees and Choosing a Share
Class.....................................................         20
     Buying Shares........................................         23
     Selling Shares.......................................         26
     Additional Services for Buying and Selling Shares....         28
     Exchanging Shares....................................         30
     Dividends, Distributions and Taxes...................         31
     Other Information Concerning the Funds...............         31
     Third Party Investments..............................         32

FINANCIAL HIGHLIGHTS......................................         33

                        COMSTOCK PARTNERS STRATEGY FUND
THE FUND'S OBJECTIVE

     The Fund seeks to maximize total return, consisting of capital appreciation and current income, over the long term investment horizon by investing primarily in a portfolio of debt securities.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Fund will invest as least 65% of its assets in debt securities. The Fund may also invest in a wide range of asset classes, including domestic and foreign equity securities and derivatives. For each asset class, the adviser uses a broad approach to investing by examining the overall economic picture, the characteristics of individual securities, and historical market information.


     The adviser seeks to emphasize investments in debt securities which maximize total return in light of (1) the credit risk, (2) the interest rate risk, and (3) the risk associated with the length of maturity of the debt instrument. Credit risk involves the ability of the issuer to make timely payments of principal and interest. Interest rate risk involves the change in market value of debt securities that normally occurs as a result of changes in prevailing interest rates. Assuming that there is no change in the creditworthiness of the issuer, the degree of the change in market value of debt securities will depend on changes in prevailing interest rates and the length of the maturity of the debt security.



     The adviser considers whether particular debt securities contain "call" provisions or are otherwise subject to prepayment of principal. The adviser also considers the market's perception of the issuer's creditworthiness and how that may affect the market value of the issuer's debt securities. Additionally, the adviser considers the maturity of particular debt securities in light of anticipated interest rate movements.


     The Fund won't necessarily invest in securities with the highest current yield permitted by the Fund's investment policies if the adviser believes that the differences in yield and the potential for capital gain aren't enough to justify the greater risks. The adviser believes that its strategies tend to minimize credit and reinvestment risks.


     As of the date of this prospectus, the adviser views the U.S. equity market as highly overvalued by most traditional measurements, and has positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts, together with investments in fixed-income securities which the adviser believes are appropriate for prevailing market conditions. The Fund is flexibly managed, however, and the adviser may, without notice, change the Fund's asset positioning quickly and decisively.


     The Fund may invest in a wide range of debt securities. These include corporate debt, U.S. government and agency debt and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest a substantial portion of its assets in foreign debt securities. The Fund may also invest in debt securities convertible into shares of common stock. The Fund's debt securities may have fixed, floating or variable rates of interest.


     The Fund may invest up to 25% of its total assets in high yield debt securities (commonly referred to as "junk bonds"). These securities may be rated as low as "C" at the time of purchase by Moody's Investors Service, Inc. or Standard & Poors Corporation or, if unrated, will be determined by the adviser to be of comparable quality. If a debt security falls below the minimum rating, the adviser will decide whether to dispose of the security.


     There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The adviser may adjust the average maturity according to actual or anticipated changes in the market.


     To enhance total return, the Fund may invest up to 35% of its total assets in equity securities of domestic and foreign issuers. These equity securities may take the form of common and preferred stock (including convertible preferred stock), depository receipts, equity interests in trusts, partnerships, joint ventures and similar enterprises, and equity warrants and other rights.


     The Fund may invest in high quality money market instruments, and may enter into repurchase agreements. In addition, when the adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations and U.S. Treasury bills.



     The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies or stock indices. The Fund may also purchase stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase options on securities and securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund's net exposure under all permitted types of derivatives transactions, when used for speculative purposes, is limited to 15% of its total assets. The Fund's compliance with this limitation is calculated at the time any new position is added, although this limitation may be exceeded if derivatives positions held by the Fund appreciate.

     The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

THE FUND'S PRINCIPAL RISKS


     While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the adviser's expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.



     Two of the main risks of the Fund are credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.


     The Fund also is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent that the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio.


     The Fund is not classified as diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to problems affecting the issuers of the securities it holds.


Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. Foreign issuers may be affected by political, social and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S.

dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.



     On January 1, 1999, the European Monetary Union implemented a new currency called the "euro." While the full impact of the euro cannot be predicted, it is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on shares of the Fund.


     High yield securities, which are rated Ba or lower by Moody's or BB or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.


     The market value of convertible securities tends to decline as interest rates increase.Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.



     If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and short-term debt obligations, such as commercial paper, bank obligations and U.S. Treasury bills, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return as these securities earn only limited returns.



     Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position.


     If the interest rates on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


     The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. While Year 2000 issues could have a negative effect on the Fund, the Fund's adviser is updating its own systems and encouraging its service providers to do the same, but there is no guarantee that these systems will work properly. Year 2000 problems could also adversely affect issuers whose securities the Fund holds or securities markets generally, and it is possible that the Year 2000 issue could have a greater effect on foreign issuers.

THE FUND'S PAST PERFORMANCE


     The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year over a 10-year period. This provides some indication of the risk of investing in the Fund.



     The table compares the average annual returns for each class of the Fund's shares for one, five and ten years and since inception with those of the S&P 500 Index, the Lehman Brothers Government/Corporate Bond Index, and a blended index containing 65% of the Lehman Brothers Government/Corporate Bond Index and 35% of the S&P 500 Index.


     The chart and the table both assume that all dividends and distributions are reinvested in the Fund. As with all mutual funds, the Fund's past performance is not necessarily an indication of how it will perform in the future.


           ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31)*

                                                      Best Quarter:
                                                      14.79%, Q2, 1989

                                                      Worst Quarter:
                                                      -13.36%, Q4, 1998

21.73%   2.95%   13.44%    -1.98%   20.91%   -3.73%    4.02%    -1.26%    -15.18%    -7.54%
  89      90       91         92      93       94        95       96         97         98



     The front-end sales load on Class A shares is not reflected in the performance figures in the bar chart. If these amounts were reflected, returns would be less than those shown.

---------------


 * The Fund's Class A shares were first introduced on July 15, 1992. Total return prior to July 15, 1992 reflects the performance of the Fund's Class O shares, which the Fund no longer offers, except in connection with the reinvestment of dividends on outstanding Class O shares. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Class O shares. Total return prior to August 1, 1991 reflects the performance of the Fund as a closed-end fund. The year-to-date return for the six months ended June 30, 1999 was -11.49%.



                         AVERAGE ANNUAL TOTAL RETURNS*
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                                      SINCE
                                     PAST       PAST     PAST 10    INCEPTION
                                    1 YEAR    5 YEARS     YEARS     (5/26/88)
                                   --------   --------   --------   ----------
Class A Shares**................   -11.70%     -5.83%      2.24%       2.90%
Class C Shares***...............    -9.18%     -5.46%      2.44%       3.09%
S&P 500 Index****...............    28.58%     24.05%     19.20%      19.23%
Lehman Brothers Government/
  Corporate Bond Index*****.....     9.47%      7.30%      9.33%       9.31%
Blended Index (containing 65%
  Lehman Brothers Govt./Corp.
  Bond Index and 35% S&P 500
  Index)........................    21.89%     18.22%     15.86%      15.88%

---------------

     * The performance for the Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class C shares reflects the deduction of the applicable contingent deferred sales charge. The Fund no longer offers Class O shares, except in connection with the reinvestment of dividends on outstanding Class O shares. Total return prior to August 1, 1991 reflects the performance of the Fund as a closed-end fund.



   ** Class A shares were introduced on July 15, 1992. The performance for the period before Class A shares were launched is based on the performance of Class O shares. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Class O shares.



  *** Class C shares were introduced on August 1, 1995. The performance for the period before Class C shares were launched is based on the performance of Class O and Class A shares. The actual returns of Class C shares would have been lower than shown because Class A and Class C shares have higher expenses than Class O shares and Class A shares have higher expenses than Class C shares.



 **** The S&P 500Registered is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stocks.



***** The Lehman Brothers Government/Corporate Bond Index is an unmanaged broad-based index comprised of U.S. Government Agency and Treasury securities and investment grade corporate debt.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         MAXIMUM DEFERRED SALES CHARGE
                                                             (LOAD) ON REDEMPTIONS
                          MAXIMUM SALES CHARGE (LOAD)        (AS % OF THE ORIGINAL
                              WHEN YOU BUY SHARES        PURCHASE PRICE OR REDEMPTION
                         (AS % OF THE OFFERING PRICE1)   PROCEEDS, WHICHEVER IS LOWER)
                         -----------------------------   -----------------------------
Class A Shares.........             4.50%                            2
Class C Shares.........             None                           1.00%

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                12B-1 SERVICE
                                     AND                         TOTAL ANNUAL
   CLASS OF       MANAGEMENT     DISTRIBUTION       OTHER       FUND OPERATING
    SHARES           FEES            FEES         EXPENSES3       EXPENSES4
   --------       ----------    -------------     ---------     --------------
Class A.......      0.60%           0.25%           0.90%           1.75%
Class C.......      0.60%           1.00%           0.88%           2.48%

---------------


1 The offering price is the net asset value of the shares purchased plus any sales charge.



2 You will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A shares without a sales load and you redeem within one year.



3 Other Expenses include administrative fees, among other expenses, and are based on actual amounts incurred for the fiscal year ended April 30, 1999. During the fiscal year, the Fund's administrator waived fees amounting to approximately 0.14% of the Fund's average daily net assets.



4 Total Annual Fund Operating Expenses have been restated to reflect the Fund's current contractual arrangements, and reflect the fees payable under a new administration agreement which will go into effect on August 31, 1999. Under this new arrangement, administrative fees are expected to equal approximately 0.25% of the Fund's average daily net assets, subject to a minimum annual fee of $125,000.

     EXAMPLE --This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


     * you invest $10,000

     * you sell all your shares at the end of the period

     * your investment earns a 5% return each year, and

     * the Fund's operating expenses are not waived and remain the same as shown above.

     Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                           1 YEAR          3 YEARS         5 YEARS        10 YEARS
                           ------          -------         -------        --------
Class A Shares..........    $620           $  976          $1,356          $2,420
Class C Shares..........    $351           $  773          $1,321          $2,816

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                           1 YEAR          3 YEARS         5 YEARS        10 YEARS
                           ------          -------         -------        --------
Class A Shares..........    $620           $  976          $1,356          $2,420
Class C Shares..........    $251           $  773          $1,321          $2,816

                      COMSTOCK PARTNERS CAPITAL VALUE FUND

THE FUND'S OBJECTIVE

     The Fund seeks to maximize total return, consisting of capital appreciation and current income.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


     The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio, but is not managed as a balanced portfolio. As a result, the adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund's assets and is not required to maintain any minimum portion of the Fund's assets in any particular asset class. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities or money market instruments, or in a combination of these classes of investments. For each asset class, the adviser uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities, historical market information and technical analysis to determine securities which it believes are overvalued or undervalued. The Fund may use either long or short positions in pursuit of its objective. The Fund's investment performance will depend in large part on the asset allocation selected by the adviser.


     As of the date of this prospectus, the adviser views the U.S. equity markets as highly overvalued by most traditional measurements, and has positioned the Fund to seek profits in a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with investments in short-term fixed income securities which the adviser believes are appropriate for prevailing market conditions. The Fund is flexibly managed, however, and the adviser may, without notice, change the Fund's asset positioning quickly and decisively.


     The Fund may invest in a wide range of assets. Equity securities in which the Fund may invest include common stock, preferred stock (including convertible preferred stock), warrants and depository receipts. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers. The Fund may also invest in debt securities convertible into shares of common stock. The Fund's debt securities may have fixed, floating or variable rates of interest.

     The Fund may invest without limit in debt securities with no minimum rating assigned by Moody's or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase

"Ba" or lower by
Moodys or "BB" or lower by S&P (commonly referred to as "junk bonds").


     The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations and U.S. Treasury bills.



     There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The adviser may adjust the average maturity according to actual or anticipated changes in the market.



     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all the Fund's short sales may not exceed 25% of the value of the Fund's net assets. In addition, the Fund's short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund's net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 5% of the value of the Fund's net assets. The Fund's compliance with these limitations is calculated at the time a transaction is effected.


     The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all put and call options held by the Fund cannot exceed 5% of the Fund's net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund's compliance with these limitations is calculated at the time any new position is added, although the limitations may be exceeded if derivatives positions held by the Fund appreciate.

     The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.


THE FUND'S PRINCIPAL RISKS

     While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the adviser's expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.

     The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies or industries selected for the Fund's portfolio.

     To the extent the Fund's assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.

     Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.


     On January 1, 1999, the European Monetary Union implemented a new currency called the "euro." While the full impact of the euro cannot be predicted, it is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.


     High yield securities, which are rated Ba or lower by Moody's or BB or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.


     The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


     If the price of a security sold "short" by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the "shorted" security increases between these two dates, the Fund will incur a loss.


     If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and short-term debt obligations, such as commercial paper, bank obligations and U.S. Treasury bills, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return as these securities earn only limited returns.


     Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.


     If the interest rates on floating or variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


     The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. While Year 2000 issues could have a negative effect on the Fund, the Fund's adviser is updating its own systems and encouraging its service providers to do the same, but there is no guarantee that these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally, and it is possible that the Year 2000 issue could have a greater effect on foreign issuers.

THE FUND'S PAST PERFORMANCE


     The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year over a 10-year period. This provides some indication of the risk of investing in the Fund.



     The table compares the average annual returns for each class of the Fund's shares for one, five and ten years and since inception with those of the S&P 500 Index (a widely recognized, unmanaged index of common stock prices).


     The chart and the table both assume that all dividends and distributions are reinvested in the Fund. As with all mutual funds, the Fund's past performance is not necessarily an indication of how it will perform in the future.


           ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31)*

                                                      Best Quarter:
                                                      18.57%, Q2, 1989

                                                      Worst Quarter:
                                                      -23.32%, Q4, 1998


25.24%   1.34%   4.08%   -10.34%   12.70%   -3.87%   -3.12%   -5.67%   -27.26%   -22.10%
  89       90     91        92       93       94       95       96        97       98


    The front-end sales load on Class A shares is not reflected in the performance figures in the bar chart. If these amounts were reflected, returns would be less than those shown.

---------------

 * On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance prior to this date reflects the performance of the Dreyfus Capital Value Fund. The year-to-date return for the six months ended June 30, 1999 was -19.18%.

                           AVERAGE ANNUAL TOTAL RETURNS*
                     (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                                SINCE
                               PAST       PAST     PAST 10    INCEPTION
                              1 YEAR    5 YEARS     YEARS     (10/10/85)
                              ------    -------    -------    ----------
   Class A Shares*........    -25.63%    -13.82%     -4.45%       1.59%
   Class B Shares**.......    -25.62%    -13.94%     -4.47%       -9.9%
   Class C Shares***......    -23.38%    -13.66%     -4.46%     -17.77%
   Class R Shares****.....    -21.81%    -12.86%     -3.92%     -16.96%
   S&P 500 Index*****.....     28.58%     24.05%     19.20%      19.23%

   ------------------

     * The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales charge. On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance prior to this date reflects the performance of the Dreyfus Capital Value Fund.



   ** Class B shares were introduced on January 15, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.



  *** Class C shares were introduced on August 22, 1995. The performance for the period before Class C shares were launched is based on the performance of Class A shares for the period prior to January 15, 1993 and the performance of Class B shares from that time until the introduction of Class C shares. The actual returns of Class C shares would have been lower because Class C shares and Class B shares have higher expenses than Class A shares.



 **** Class R shares were introduced on August 22, 1995. The performance for the period before Class R shares were launched is based on the performance of Class A shares.


***** The S&P 500Registered is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stocks.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         MAXIMUM DEFERRED SALES CHARGE
                                                             (LOAD) ON REDEMPTIONS
                          MAXIMUM SALES CHARGE (LOAD)        (AS % OF THE ORIGINAL
                              WHEN YOU BUY SHARES        PURCHASE PRICE OR REDEMPTION
                         (AS % OF THE OFFERING PRICE1)   PROCEEDS, WHICHEVER IS LOWER)
                         -----------------------------   -----------------------------
Class A Shares.........             4.50%                            2
Class B Shares.........             None                           4.00%
Class C Shares.........             None                           1.00%
Class R Shares.........             None                            None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                12B-1 SERVICE
                                     AND                         TOTAL ANNUAL
   CLASS OF       MANAGEMENT     DISTRIBUTION       OTHER       FUND OPERATING
    SHARES          FEES3            FEES         EXPENSES4       EXPENSES5
   --------       ----------    -------------     ---------     --------------
Class A.......       .40%           0.25%           1.44%           2.09%
Class B.......       .40%           1.00%           1.56%           2.96%
Class C.......       .40%           1.00%           1.46%           2.86%
Class R.......       .40%            None           1.46%           1.86%

---------------


1 The offering price is the net asset value of the shares purchased plus any sales charge.



2 You will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A shares without a sales load and you redeem within one year.



3 Management Fees have been restated to reflect the Fund's current contractual arrangements and reflect the termination by The Dreyfus Corporation as subadviser and administrator to the Fund as of August 31, 1999.



4 Other Expenses include administrative fees, among other expenses, and are based on actual amounts incurred for the fiscal year ended April 30, 1999.



5 Total Annual Fund Operating Expenses have been restated to reflect the Fund's current contractual arrangements and reflect (1) the termination by The Dreyfus Corporation as sub-adviser and administrator to the Fund as of August 31, 1999 and (2) the fees payable under a new administration agreement which will go into effect on August 31, 1999. Under this new arrangement, administrative fees are expected to equal approximately 0.25% of the Fund's average daily net assets, subject to a minimum annual fee of $125,000.

     EXAMPLE--This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


     * you invest $10,000
     * you sell all your shares at the end of the period
     * your investment earns a 5% return each year, and
     * the Fund's operating expenses are not waived and remain the same as shown above.

     Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                           1 YEAR          3 YEARS         5 YEARS        10 YEARS
                           ------          -------         -------        --------
Class A Shares..........    $652           $1,075          $1,523          $2,762
Class B Shares..........    $699           $1,215          $1,757          $2,888*
Class C Shares..........    $389           $  886          $1,508          $3,185
Class R Shares..........    $189           $  585          $1,006          $2,180

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                           1 YEAR          3 YEARS         5 YEARS        10 YEARS
                           ------          -------         -------        --------
Class A Shares..........    $652           $1,075          $1,523          $2,762
Class B Shares..........    $299           $  915          $1,557          $2,888*
Class C Shares..........    $289           $  886          $1,508          $3,185
Class R Shares..........    $189           $  585          $1,006          $2,180

---------------
* Reflects conversion of Class B shares to Class A shares at the end of six years from purchase.

                                   MANAGEMENT

     Comstock Partners, Inc. is the investment adviser to the Funds. Comstock Partners was founded in 1986 and performs investment advisory services for the Funds and institutional and other clients and publishes various investment strategy subscriber publications. Comstock Partners is located at 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648.

     For its investment advisory services to the Funds, Comstock Partners receives advisory fees paid monthly. The advisory fee rate (as a percentage of average daily net assets) for each of the Funds is:

                                ANNUAL FEE RATES

       FUND           AVERAGE DAILY NET ASSETS      INVESTMENT ADVISORY FEE
       ----          --------------------------     -----------------------
Strategy Fund        All asset levels                         0.60%

Capital Value Fund   * First $300 million                     0.40%
                     * $300 million - $750 million            0.45%
                     * $750 million - $1 billion              0.50%
                     * Greater than $1 billion                0.55%

PORTFOLIO MANAGERS

     The portfolio managers for the Funds are Charles L. Minter and Martin Weiner. Mr. Minter is Comstock Partners' Chairman and Chief Executive Officer and co-founded the firm in 1986. Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President Institutional Sales from 1976 to 1986. In that capacity, he serviced institutional accounts and supervised portfolios, which included commodity and financial futures, options, foreign securities and zero coupon bonds. Mr. Minter has been primarily responsible for the management of the Strategy Fund since its inception and the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has a M.B.A. degree from New York University's Graduate School of Business.

     Mr. Weiner, a Chartered Financial Analyst, joined Comstock Partners in 1995. He began his career as a financial analyst at the Securities and Exchange Commission in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University's Graduate School of Business.

                             HOW YOUR ACCOUNT WORKS

NET ASSET VALUE

     Net asset value (NAV) is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by each investor. When you buy shares in either of the Funds, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Net asset value for each class of shares is calculated by dividing the applicable Fund's assets attributable to that Class minus the liabilities attributable to that class by the number of outstanding shares in that class.

     The Funds' investments are based on market value, or where market values are not readily available, are based on fair value as determined in good faith by or under the direction of the Board of Directors. Under some circumstances, certain short-term debt securities will be valued using the amortized cost method.

     The NAV for each class of the Funds' shares is generally determined as of the close of business on the New York Stock Exchange (currently 4:00 p.m., New York time) on business days. A "business day" is any day when each of the Funds' adviser, administrator, transfer agent and the New York Stock Exchange is open, which is Monday through Friday, except for holidays. For purposes of determining NAV, options and futures contracts in the Fund's portfolios are valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.

SALES CHARGES, ANNUAL FEES AND CHOOSING A SHARE CLASS

     Comstock Partners Strategy Fund offers two options for purchasing shares Class A shares and Class C shares. Comstock Partners Capital Value Fund offers four options for purchasing shares Class A shares, Class B shares, Class C shares and Class R shares.

ABOUT SALES CHARGES

     Class A shares, Class B shares and Class C shares each carry their own sales charges. There are also ongoing charges that all investors pay as long as they own their shares. Class A shares have an initial sales charge which is deducted directly from the money you invest. Class B shares have a deferred sales charge which is deducted directly from your assets when you sell your shares. You don't pay any sales charge when you buy Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge that you may have to pay if you sell your shares within one year of buying them. Class R shares have no sales charges.

SERVICE AND DISTRIBUTION FEES

     Service and distribution fees are ongoing charges that investors pay as long as they own their shares. The Funds have adopted Rule 12b-1 service and distribution plans for Class A, B and C shares under which each Fund pays annual fees for distribution of the Fund's shares and shareholder services at the following rates:

     * 0.25% of the average daily net assets attributed to Class A shares (as a distribution and service fee)

     * 1.00% of the average daily net assets attributed to Class B shares (0.75% for distribution fees; 0.25% for service fees)

     * 1.00% of the average daily net assets attributed to Class C shares (0.75% for distribution fees; 0.25% for service fees)

     These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares and the servicing of accounts. Payments are not tied to actual expenses incurred. There are no service or distribution fees for Class R shares.

     Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

     Class A Shares (Strategy Fund and Capital Value Fund)

     The initial sales charge is deducted directly from the money you invest. As the table below shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. The applicable Fund receives the net asset value.

     The following chart shows the sales charges for Class A shares for both the Strategy Fund and the Capital Value Fund:

                                          TOTAL SALES CHARGE (CLASS A SHARES)
                                          -----------------------------------
                                          AS % OF THE           AS %* OF NET
                                         OFFERING PRICE        ASSET VALUE PER
         AMOUNT OF INVESTMENT              PER SHARE                SHARE
        ---------------------             -----------            ----------
Less than $50,000                             4.50%                 4.70%
$50,000 to less than $100,000                 4.00%                 4.20%
$100,000 to less than $250,000                3.00%                 3.10%
$250,000 to less than $500,000                2.50%                 2.60%
$500,000 to less than $1 million              2.00%                 2.00%
$1,000,000 or more                                0                     0

---------------
* Rounded to the nearest one-hundredth percent.


     There is no sales charge for investments in Class A shares of $1 million or more, except that you will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A shares without a sales load and you redeem within one year.

     Class B Shares (Capital Value Fund only)

     The deferred sales charge is deducted directly from your investment when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the end of the sixth year after purchase.

       YEAR           DEFERRED SALES CHARGE
       ----           ---------------------
         1                    4.00%
         2                    4.00%
         3                    3.00%
         4                    3.00%
         5                    2.00%
         6                    1.00%

     We calculate the deferred sales charge from the month you buy your shares. We always redeem the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

     Class C Shares (Strategy Fund and Capital Value Fund)

     The deferred sales charge is deducted directly from your investment when you sell your shares. It is equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always redeem the shares with the lowest deferred sales charge first.

     Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher distribution and service fees associated with Class C shares as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

     Class R Shares (Capital Value Fund only)

     Class R shares have no sales charges and no distribution or service fees.

COMPARING SHARE CLASSES

     The table below summarizes the sales charges and fees applicable to each class of shares.


                                               CLASS B                               CLASS R
                            CLASS A        (CAPITAL VALUE         CLASS C        (CAPITAL VALUE
                         (BOTH FUNDS)        FUND ONLY)        (BOTH FUNDS)        FUND ONLY)
                         ------------      --------------      ------------      --------------
WHO MAY INVEST?        Limited to         Limited to         Limited to         Limited to
                       clients of         clients of         clients of         certain
                       service agents,    service agents,    service agents,    institutional
                       which include      which include      which include      investors acting
                       certain banks,     certain banks,     certain banks,     for themselves or
                       securities         securities         securities         for certain
                       dealers, and       dealers, and       dealers, and       benefit or
                       other financial    other financial    other financial    retirement plans
                       industry           industry           industry           in an advisory,
                       professionals.     professionals.     professionals.     agency, custodial
                                                                                or fiduciary
                                                                                capacity.

UPFRONT SALES CHARGE?  Yes. Payable at    No. Entire         No. Entire         No. Entire
                       time of purchase.  purchase price is  purchase price is  purchase price is
                       However, lower     invested in        invested in        invested in
                       sales charges are  shares of the      shares of the      shares of the
                       available for      Fund.              Fund.              Fund.
                       larger
                       investments.

CONTINGENT DEFERRED    No. However, will  Yes. Payable if    Yes. Payable if    No.
SALES CHARGES?         be charged for     you redeem within  you redeem within
                       purchases over $1  six years of       one year of
                       million that are   purchase (on a     purchase.
                       redeemed within    descending scale,
                       one year.          depending on how
                                          long you hold
                                          your shares.)

12B-1 SERVICE AND      0.25%              0.75%              0.75%              None.
DISTRIBUTION FEES?     distribution and   distribution fee;  distribution fee;
                       service fee        0.25% service      0.25% service
                                          fee.               fee.

CONVERSION TO CLASS A  Not applicable.    Yes.               No.                No.
SHARES?                                   Automatically
                                          after 6 years.


BUYING SHARES


     In order to purchase Class A, Class B or Class C shares, you must be a client of a service agent (except as noted in the Statement of Additional Information). "Service agents" include financial institutions, such as banks and securities dealers, as well as other industry professionals. Tell your service agent whether you wish to invest in Comstock Partners Strategy Fund or Comstock Partners Capital Value Fund and which class of shares you want to buy. Your service agent may charge you a fee and may offer additional services, such as special purchase and redemption programs described under "Additional Services for Buying and Selling Fund Shares." Class R shares may only be purchased by institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for certain benefit plans and retirement plans.


     Purchase orders received by the transfer agent by 4:00 p.m., New York time, on any business day will be priced based on the NAV calculated on that day. Purchase orders received after this time will be priced based on the next calculation of NAV. Purchase orders received by service agents by 4:00 p.m., New York time, on any business day and transmitted to the transfer agent by the close of its business day (normally 5:15 p.m., New York time) will be priced based on the NAV determined on that day. Otherwise, the orders will be priced based on the next calculation of NAV.


MINIMUM INVESTMENTS*

                                                    ADDITIONAL
TYPE OF ACCOUNT        INITIAL INVESTMENT           INVESTMENTS
---------------------  ---------------------   ---------------------
REGULAR ACCOUNTS              $2,500**                $100***
TRADITIONAL IRAS              $  750                No minimum
SPOUSAL IRAS                  $  750                No minimum
ROTH IRAS                     $  750                No minimum
ROLLOVER IRAS                 $  750                No minimum
EDUCATION IRAS                $  500                No minimum
                                               after the first year

---------------

  * The Funds may change the initial and subsequent minimum investment requirements at any time.



 ** If you are a client of a service agent which has made an aggregate minimum initial purchase for its customers, your initial minimum investment is $1,000.



*** Teletransfer purchases require a minimum investment of $500, and are limited to a maximum investment of $150,000 per day per Fund.


METHODS FOR BUYING SHARES:

     You may purchase shares of either Fund by check or wire, or through the TeleTransfer Privilege described below.

     Buying shares by mail:


     Make your checks payable to "Comstock Partners Strategy Fund" or "Comstock Partners Capital Value Fund", as the case may be, or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Mail your checks to open new accounts, together with your Account Application, to:



        Comstock Partners Funds, Inc.
        P.O. Box 9387
        Providence, Rhode Island 02940-9387


When making subsequent investments, you should write your Fund account number on the check and enclose an investment slip.

     For Dreyfus retirement plan accounts, both initial and subsequent investments should be mailed to:



        The Dreyfus Trust Company, Custodian
        P.O. Box 6427
        Providence, Rhode Island 02940-6427


To avoid delays, all payments should be made in U.S. dollars and drawn on U.S. banks. Payments should not be made by third-party check.

     Buying shares by wire:

     Instruct your bank to send immediately available funds by wire to the Bank of New York, with these instructions:

     * DDA #8900119551

     * the Fund name and Class to be purchased

     * your social security number or tax ID number

     * your account registration or dealer number, if applicable

     * name(s) of investor(s)

     If your initial purchase of Fund shares is by wire, please call 1-800-554-4611 after completing your wire to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the address shown above, as you will not be permitted to redeem any shares until the Account Application is received.

     To add to an account by wire:

     Instruct your bank to send immediately available funds by wire to the Bank of New York, with these instructions:

     * DDA #8900119551

     * the Fund name and Class to be purchased

     * your account number

     * name(s) of investor(s)

     Further information about buying shares or adding to your account by wire may be obtained from your bank. Please note that payments into the account of a corporation, foundation or other organization should not be made by third-party check.

     To add to an investment by electronic check:

     If your account is with certain banks or other domestic financial institutions, you may make subsequent investments by electronic transfer of funds. The instructions for adding to your account in this manner are the same as for adding to an account by wire, but the instructions must include your Fund account registration and your Fund account number with the digits "1111" placed before your account number.

     Buying shares using the TeleTransfer Privilege



     The TeleTransfer Privilege allows you to move money between your bank account and either of the Funds with a phone call. You can use the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on your Account Application or have filed a Shareholder Services Form with the Funds' transfer agent. Only banks and financial institutions which are designated Automated Clearing House members may qualify to use this privilege. Ask your bank or financial institution for more information about this service.



     Once you have selected the TeleTransfer Privilege, you may request a TeleTransfer purchase of shares by telephoning 1-800-554-4611, or, if you are calling from overseas, by calling 516-794-5452.



     You may make TeleTransfer orders at any time. However, orders received after 4:00 p.m. New York time on business days will be credited to your account on the next business day the Funds' transfer agent is open for business. Orders made on Saturdays, Sundays or holidays will be credited to your account on the second business day after you place your order.


SELLING SHARES


     You may sell shares of either Fund at any time. Your shares will be sold at the next NAV calculated after your order is received in good order by the Funds' transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week. Before selling recently purchased shares, please note that if the Fund has not collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.


     Depending on how long you have held your shares, redemptions of Class A, B and C shares may be subject to a deferred sales charge described under "Sales Charges, Annual Fees and Choosing a Share Class."

METHODS FOR SELLING SHARES:


     You may sell shares of either Fund by mail, telephone or wire, or through the TeleTransfer Privilege described below. Other redemption procedures may apply if you are a client of a service agent.


     Selling shares by mail:

     To sell your shares by mail:

     (1) Write a letter of instruction that includes:

          * your name(s) and signature(s)
          * your account number
          * the Fund name and Class to be sold
          * the dollar amount of shares you want to sell

          * how and where to send the proceeds


          * whether the 10% TEFRA should be withheld



     (2) Obtain a signature guarantee or other documentation, if required. For joint accounts, each signature must be guaranteed. A signature guarantee helps to protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If you have any questions with regard to signature guarantees, please call 1-800-554-4611.



     (3) Mail your request to:


           Comstock Partners Funds, Inc.
           P.O. Box 6587
           Providence, Rhode Island 02940-6587


     (4) If your request relates to a Dreyfus retirement plan account, it should be mailed to:



           The Dreyfus Trust Company, Custodian
           P.O. Box 6427
           Providence, Rhode Island 02940-6427


     Some redemption requests require written sell orders, along with signature guarantees. These include:

          * amounts of $100,000 or more

          * amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

          * requests to send the proceeds to a different payee or address

     Selling shares by telephone:


     You may redeem Fund shares through the Telephone Redemption Privilege. This privilege is granted automatically when you set up your account unless you specifically refuse it by checking the applicable "No" box on your Account Application. You may make telephone redemption requests by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452. The maximum amount you may redeem per day per Fund using this privilege is $150,000. The redemption proceeds will be paid by check and mailed to your address of record.


     Selling shares by wire:


     To redeem Fund shares by wire, first be sure that we have your bank account information on file. You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your bank. To establish the Wire Redemption Privilege, check the appropriate box and supply the necessary information on the Funds' Account Application or file a Shareholder Services Form with the Funds' transfer agent.


     You may telephone wire redemption requests by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452. You may wire your redemption requests to the Funds' transfer agent by employing the follow-ing transmittal code which may be used for domestic or overseas transmissions:

                                        TRANSFER AGENT'S
         TRANSMITTAL CODE               ANSWER BACK SIGN
         ----------------               ----------------
              144295                    144295 TSSG PREP

     If you do not have direct access to telegraphic equipment, you may wire redemption requests by contacting a TREED Cables operator toll-free at 1-800-654-7171 to have the wire transmitted. You should advise the operator that the above transmittal code must be used and you should also inform the operator of the transfer agent's answer back sign.

     If you wish to change the commercial bank or account designated to receive wire redemption proceeds, you must send a written request to the Funds' transfer agent. You must sign the request and provide a signature guarantee.


Selling shares using the TeleTransfer Privilege



     If you have selected the TeleTransfer Privilege, you may request a TeleTransfer redemption (minimum $500 per day) by telephoning
1-800-554-4611 (or, if you are calling from overseas, call 516-794-5452). Be sure that we have your bank account information on file. The redemption proceeds will be sent to your bank by electronic check.



     The Company reserves the right to refuse any redemption request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.



     Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Telphone Redemption, Wire Redemption or TeleTransfer Privilege.



ADDITIONAL SERVICES FOR BUYING AND SELLING SHARES



      You may buy or sell shares using the services described below. With some of these services, you select a schedule and amount, subject to certain restrictions. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. You can set up most of these services with your Account Application or by calling 1-800-554-4611. In addition, you should be aware that certain shareholder services or privileges are subject to change as specified in the Statement of Additional Information.


AUTOMATIC ASSET BUILDER: For making automatic investments from a designated bank account.


     This privilege allows you to purchase Class A and Class C shares of the Strategy Fund and Class A, Class B, Class C or Class R shares of the Capital Value Fund (minimum of $100 and maximum of $150,000 per trans-action) at regular intervals selected by you. To establish an Automatic Asset Builder account, call 1-800-554-4611 and obtain the necessary authorization form. You may cancel this privilege or change the purchase amount at any time by mailing a notice of cancellation or change to:


          Comstock Partners Funds, Inc.
          P.O. Box 6587
          Providence, Rhode Island 02940-6587


     For Dreyfus retirement plan accounts, notices should be mailed to:



          The Dreyfus Trust Company, Custodian
          P.O. Box 6427
          Providence, Rhode Island 02940-6427


PAYROLL SAVINGS PLAN: For making automatic investments through a payroll deduction.

     The Payroll Savings Plan permits you to purchase Class A and Class C shares of the Strategy Fund and Class A, Class B and Class C shares of the Capital Value Fund (minimum of $100 per transaction) automatically on a regular basis. You may establish a Payroll Savings account by doing the following:

     (1) Obtain the necessary authorization form by calling 1-800-554-4611.

     (2) File the form with your employer's payroll department. Have your employer complete the reverse side of the form and return it to:

         Comstock Partners Funds, Inc.
         P.O. Box 9671
         Providence, Rhode Island 02940

GOVERNMENT DIRECT DEPOSIT PRIVILEGE: For making automatic investments from your federal government, Social Security or other regular government check.


     Government Direct Deposit enables you to purchase shares of either Fund (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the federal government automatically deposited into your Fund account. You elect the amount you wish to deposit. To enroll in Government Direct Deposit, obtain a sign-up form for each type of payment that you desire by calling 1-800-554-4611.


AUTOMATIC WITHDRAWAL PLAN: For making regular withdrawals from either of the Funds.


     The Automatic Withdrawal Plan permits an investor with a minimum account balance to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. You may obtain an application for the Automatic Withdrawal Plan by calling 1-800-554-4611.

RIGHT OF ACCUMULATION; LETTER OF INTENT -- CLASS A SHARES: For making certain Class A share purchases at reduced sales loads.



      You may qualify for a reduced sales load on purchases of Class A shares of either Fund pursuant to the "right of accumulation," where your aggregate investment, including a new purchase, amounts to $50,000 or more. To qualify for a reduced sales load, at the time of purchase you or your service agent must notify the distributor (for purchases by wire) or the transfer agent (for purchases by mail). The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.



      You may become eligible for a reduced sales load on purchases of Class A shares of either Fund purchased in a 13-month period pursuant to a Letter of Intent. A minimum initial purchase of $5,000 is required and use of this privilege is also subject to an escrow requirement. On the date you submit a Letter of Intent, you may count the offering price of shares you hold that may be used toward the "right of accumulation" benefits described above as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases. You may obtain a Letter of Intent form by calling 1-800-554-4611.



     Please consult the Statement of Additional Information for additional requirements for purchases of shares under the "right of accumulation" or a Letter of Intent.



REINSTATEMENT PRIVILEGE -- CLASS A SHARES: For making certain Class A share purchases without a sales load.



     In certain circumstances, you may reinvest in Class A shares of a Fund without a sales load. Within 30 days of redemption of Class A shares of either Fund, you may reinvest in up to the number of shares you have redeemed at their prevailing net asset value without a sales load. The Reinstatement Privilege may be exercised only once.


EXCHANGING SHARES


     You may exchange your shares of the Strategy Fund for shares of the same class of the Capital Value Fund. Likewise, you may exchange your shares of the Capital Value Fund for shares of the same class of the Strategy Fund. The ability to give exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application indicating that you refuse this privilege.



     All share exchanges are made at net asset value. For tax purposes, an exchange is treated as a sale of shares. This will generally result in a capital gain or loss to you. In addition, you should be aware that the exchange privilege is subject to change as specified in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


     Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your Fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

     Distributions paid out of a Fund's "net capital gain" will be taxed to shareholders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.


     The Strategy Fund intends to pay dividends from net investment income monthly and to distribute net capital gain, if any, annually. The Capital Value Fund intends to pay dividends from net investment income and to distribute net capital gain, if any, annually. The Funds will not make distributions from net capital gain unless capital loss carryovers, if any, have been utilized or have expired. In general, you will receive dividends and distributions on your shares of a Fund in additional shares of the same Class of that Fund valued at net asset value unless you select a different option when you open your account.



     A Dividend Sweep privilege also enables you to automatically invest dividends or distributions received from one of the Funds in shares of the other Fund. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for the Dividend Sweep privilege. Please consult the Statement of Additional Information for additional requirements of the Dividend Sweep privilege.


     Your annual tax statement from Comstock Partners Funds will present in detail the tax status of your distributions for each year.

     Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares in the Funds.

OTHER INFORMATION CONCERNING THE FUNDS

     If your account falls below $500, we may ask you to increase your balance. If it is still below $500 after 45 days, we may close your account and send you the proceeds.

     In addition, we reserve the right to:

     * refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year)

     * refuse any purchase or exchange request in excess of 1% of a Fund's total assets

     * change or discontinue the exchange privilege, or temporarily suspend this privilege during unusual market conditions

     * change minimum investment amounts

     * delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)


     We also reserve the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than 1% of a Fund's assets).


THIRD PARTY INVESTMENTS


     If you invest through a third-party service agent, the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution to see if any of the policies or fees are different from those described here.

             FINANCIAL HIGHLIGHTS--COMSTOCK PARTNERS STRATEGY FUND

     The following Financial Highlights tables are intended to help you understand the Fund's financial performance for the past five years. The total returns in the tables represent the rate an investor would have earned or lost on an investment in shares of the Fund (assuming reinvestment of all dividends).

     The tables set forth below provide selected per share data and ratios for one Class A or Class C share outstanding throughout each period shown.

     The information in the following tables should be read together with the financial statements of the Fund appearing in the Fund's Annual Report to Shareholders for the year ended April 30, 1999, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of the Annual Report to Shareholders by contacting the Fund.


     The financial information in the following tables for each of the four years in the period ended April 30, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report on the Fund's financial statements is included in the Annual Report to Shareholders. The Financial Highlights for the year ended April 30, 1995 were audited by other auditors whose report dated May 31, 1995 expressed an unqualified opinion on such Financial Highlights.

FINANCIAL HIGHLIGHTS--Comstock Partners Strategy Fund

The following per share data and ratios have been derived from information provided in the financial statements.

                                           FOR THE YEAR                     FOR THE YEAR
                                              ENDED                            ENDED
                                          APRIL 30, 1999                   APRIL 30, 1998
                                  ------------------------------   ------------------------------
                                  CLASS O    CLASS A    CLASS C    CLASS O    CLASS A    CLASS C
                                  --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
 YEAR..........................   $   6.06   $   6.06   $   6.06   $   7.77   $   7.77   $   7.74
                                  --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income (1)......       0.30       0.29       0.26       0.43       0.42       0.37
Net realized and unrealized
 gain (loss) on investments,
 put options purchased, futures
 transactions and foreign
 currency transactions.........      (0.94)     (0.95)     (0.97)     (1.54)     (1.55)     (1.54)
                                  --------   --------   --------   --------   --------   --------
   Total from investment
   operations..................      (0.64)     (0.66)     (0.71)     (1.11)     (1.13)     (1.17)
                                  --------   --------   --------   --------   --------   --------
LESS DIVIDENDS AND
 DISTRIBUTIONS
Dividends from net investment
 income........................      (0.48)     (0.46)     (0.41)     (0.60)     (0.58)     (0.51)
Distributions from realized
 gains on foreign currency
 transactions..................      --         --         --         --         --         --
                                  --------   --------   --------   --------   --------   --------
   Total dividends and
   distributions...............      (0.48)     (0.46)     (0.41)     (0.60)     (0.58)     (0.51)
                                  --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR...   $   4.94   $   4.94   $   4.94   $   6.06   $   6.06   $   6.06
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Total investment return (2)....     (11.32)%   (11.56)%   (12.42)%   (14.88)%   (15.11)%   (15.61)%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000
 omitted)......................   $ 45,803   $  7,858   $    710   $ 71,692   $ 17,871   $  1,780
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Ratio of expenses to average
 net assets....................       1.49%      1.75%      2.48%      1.31%      1.55%      2.29%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Decrease reflected in above
 expense ratios due to waiver
 of administrative fees........       0.14%      0.14%      0.14%      0.01%      0.01%      0.01%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Ratio of net investment income
 to average net assets.........       5.29%      5.05%      4.14%      6.01%      5.79%      5.08%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Portfolio turnover rate........        130%       130%       130%       227%       227%       227%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------

                                           FOR THE YEAR
                                              ENDED
                                          APRIL 30, 1997
                                 --------------------------------
                                  CLASS O     CLASS A    CLASS C
                                 ----------   --------   --------
NET ASSET VALUE, BEGINNING OF
 YEAR..........................  $     8.78   $   8.78   $   8.77
                                 ----------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income (1)......        0.78       0.54       0.45
Net realized and unrealized
 gain (loss) on investments,
 put options purchased, futures
 transactions and foreign
 currency transactions.........       (1.19)     (0.96)     (0.95)
                                 ----------   --------   --------
   Total from investment
   operations..................       (0.41)     (0.42)     (0.50)
                                 ----------   --------   --------
LESS DIVIDENDS AND
 DISTRIBUTIONS
Dividends from net investment
 income........................       (0.47)     (0.46)     (0.41)
Distributions from realized
 gains on foreign currency
 transactions..................       (0.13)     (0.13)     (0.12)
                                 ----------   --------   --------
   Total dividends and
   distributions...............       (0.60)     (0.59)     (0.53)
                                 ----------   --------   --------
NET ASSET VALUE, END OF YEAR...  $     7.77   $   7.77   $   7.74
                                 ----------   --------   --------
                                 ----------   --------   --------
Total investment return (2)....       (4.85)%    (5.10)%    (5.94)%
                                 ----------   --------   --------
                                 ----------   --------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000
 omitted)......................  $  134,719   $ 43,327   $ 13,020
                                 ----------   --------   --------
                                 ----------   --------   --------
Ratio of expenses to average
 net assets....................        1.18%      1.43%      2.14%
                                 ----------   --------   --------
                                 ----------   --------   --------
Decrease reflected in above
 expense ratios due to waiver
 of administrative fees........          --         --         --
                                 ----------   --------   --------
                                 ----------   --------   --------
Ratio of net investment income
 to average net assets.........        6.80%      6.55%      5.81%
                                 ----------   --------   --------
                                 ----------   --------   --------
Portfolio turnover rate........         126%       126%       126%
                                 ----------   --------   --------
                                 ----------   --------   --------

FINANCIAL HIGHLIGHTS--Comstock Partners Strategy Fund (concluded)


The following per share data and ratios have been derived from information provided in the financial statements.

                                                               FOR THE YEAR               FOR THE YEAR
                                                                  ENDED                       ENDED
                                                              APRIL 30, 1996             APRIL 30, 1995
                                                      ------------------------------   -------------------
                                                      CLASS O    CLASS A    CLASS C+   CLASS O    CLASS A
                                                      --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR.................   $   9.10   $   9.10   $   9.00   $   9.40   $   9.41
                                                      --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)..........................       0.76       0.57       0.37       0.66       0.52
Net realized and unrealized gain (loss) on
 investments, put options purchased, futures
 transactions and foreign currency transactions....      (0.53)     (0.36)     (0.22)     (0.44)     (0.34)
                                                      --------   --------   --------   --------   --------
   Total from investment operations................       0.23       0.21       0.15       0.22       0.18
                                                      --------   --------   --------   --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...............      (0.55)     (0.53)     (0.38)     (0.52)     (0.49)
                                                      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR.......................   $   8.78   $   8.78   $   8.77   $   9.10   $   9.10
                                                      --------   --------   --------   --------   --------
                                                      --------   --------   --------   --------   --------
Total investment return (2)........................       2.66%      2.40%      1.96%(3)     2.39%     1.94%
                                                      --------   --------   --------   --------   --------
                                                      --------   --------   --------   --------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000 omitted)..............   $224,148   $ 53,652   $    317   $329,624   $ 65,874
                                                      --------   --------   --------   --------   --------
                                                      --------   --------   --------   --------   --------
Ratio of expenses to average net assets............       1.23%      1.48%      2.28%(4)     1.14%     1.46%
                                                      --------   --------   --------   --------   --------
                                                      --------   --------   --------   --------   --------
Ratio of net investment income to average net
 assets............................................       6.56%      6.33%      5.79%(4)     6.19%     5.83%
                                                      --------   --------   --------   --------   --------
                                                      --------   --------   --------   --------   --------
Portfolio turnover rate............................         96%        96%        96%       100%       100%
                                                      --------   --------   --------   --------   --------
                                                      --------   --------   --------   --------   --------

   + Class C shares were introduced on August 1, 1995. Except as indicated below, information is presented for the period from August 1, 1995 to April 30, 1996.
 (1)  Based on average shares outstanding.
 (2) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
 (3)  Total investment return is presented for the year ended
      April 30, 1996. For the period prior to August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by Class C shares.
 (4)  Annualized.

           FINANCIAL HIGHLIGHTS--COMSTOCK PARTNERS CAPITAL VALUE FUND

     The following Financial Highlights tables are intended to help you understand the Fund's financial performance for approximately the past five years. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of the Fund (assuming reinvestment of all dividends).

     The tables set forth below provide selected per share data and ratios for one Class A, B, C or R share outstanding throughout each period shown and include, where applicable, information with respect to the Dreyfus Capital Value Fund, the predecessor to the Capital Value Fund. The Capital Value Fund commenced operations on July 25, 1996.

     The information in the following tables should be read together with the financial statements of the Fund appearing in the Fund's Annual Report to Shareholders for the year ended April 30, 1999, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of the Annual Report to Shareholders by contacting the Fund.


     The financial information in the following tables has been audited by Ernst & Young LLP, independent auditors, whose report on the Fund's financial statements is included in the Annual Report to Shareholders.

 FINANCIAL HIGHLIGHTS--Comstock Partners Capital Value Fund

The following per share data and ratios have been derived from information provided in the financial statements.

                                        FOR THE YEAR ENDED
                                          APRIL 30, 1999
                              --------------------------------------
                              CLASS A   CLASS B   CLASS C   CLASS R
                              -------   -------   -------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $  5.06   $  4.99   $  4.80   $   5.05
                              -------   -------   -------   --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (loss).....................     0.14(1)    0.11(1)    0.10(1)     0.15(1)
Net realized and unrealized
 gain (loss) on investments,
 put options purchased,
 futures transactions, short
 sale transactions and
 foreign currency
 transactions...............    (1.40)    (1.38)    (1.32)     (1.40)
                              -------   -------   -------   --------
   Total from investment
   operations...............    (1.26)    (1.27)    (1.22)     (1.25)
                              -------   -------   -------   --------
LESS DIVIDENDS
Dividends from net
 investment income..........    (0.31)    (0.25)    (0.26)     (0.32)
                              -------   -------   -------   --------
NET ASSET VALUE, END OF
 PERIOD.....................  $  3.49   $  3.47   $  3.32   $   3.48
                              -------   -------   -------   --------
                              -------   -------   -------   --------
Total investment return
 (2)........................   (25.80)%  (26.19)%  (26.22)%   (25.67)%
                              -------   -------   -------   --------
                              -------   -------   -------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
 (000 omitted)..............  $59,246   $13,752   $ 5,014   $     29
                              -------   -------   -------   --------
                              -------   -------   -------   --------
Ratio of expenses to average
 net assets.................     1.47%     2.21%     2.18%      1.24%
                              -------   -------   -------   --------
                              -------   -------   -------   --------
Ratio of interest expense
 and dividends on securities
 sold short to average net
 assets.....................     0.72%     0.85%     0.78%      0.72%
                              -------   -------   -------   --------
                              -------   -------   -------   --------
Ratio of net investment
 income to average net
 assets.....................     3.31%     2.46%     2.54%      3.56%
                              -------   -------   -------   --------
                              -------   -------   -------   --------
Portfolio turnover rate.....      465%      465%      465%       465%
                              -------   -------   -------   --------
                              -------   -------   -------   --------

                                         FOR THE YEAR ENDED
                                           APRIL 30, 1998
                              -----------------------------------------
                               CLASS A     CLASS B   CLASS C    CLASS R
                              ----------   -------   --------   -------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $     8.62   $  8.45   $   8.31   $  8.62
                              ----------   -------   --------   -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (loss).....................      0.31(1)   0.25(1)    0.23(1)   0.33(1)
Net realized and unrealized
 gain (loss) on investments,
 put options purchased,
 futures transactions, short
 sale transactions and
 foreign currency
 transactions...............       (2.91)    (2.85)     (2.78)    (2.91)
                              ----------   -------   --------   -------
   Total from investment
   operations...............       (2.60)    (2.60)     (2.55)    (2.58)
                              ----------   -------   --------   -------
LESS DIVIDENDS
Dividends from net
 investment income..........       (0.96)    (0.86)     (0.96)    (0.99)
                              ----------   -------   --------   -------
NET ASSET VALUE, END OF
 PERIOD.....................  $     5.06   $  4.99   $   4.80   $  5.05
                              ----------   -------   --------   -------
                              ----------   -------   --------   -------
Total investment return
 (2)........................      (31.48)%  (32.01)%   (32.10)%  (31.28)%
                              ----------   -------   --------   -------
                              ----------   -------   --------   -------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
 (000 omitted)..............  $   64,452   $26,235   $  8,029   $    28
                              ----------   -------   --------   -------
                              ----------   -------   --------   -------
Ratio of expenses to average
 net assets.................        1.35%     2.10%      2.08%     1.11%
                              ----------   -------   --------   -------
                              ----------   -------   --------   -------
Ratio of interest expense
 and dividends on securities
 sold short to average net
 assets.....................        0.24%     0.24%      0.21%     0.26%
                              ----------   -------   --------   -------
                              ----------   -------   --------   -------
Ratio of net investment
 income to average net
 assets.....................        4.49%     3.74%      3.70%     4.73%
                              ----------   -------   --------   -------
                              ----------   -------   --------   -------
Portfolio turnover rate.....         359%      359%       359%      359%
                              ----------   -------   --------   -------
                              ----------   -------   --------   -------

                                         FOR THE YEAR ENDED
                                           APRIL 30, 1997
                              -----------------------------------------
                               CLASS A     CLASS B    CLASS C   CLASS R
                              ----------   --------   -------   -------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $    10.54   $  10.38   $ 10.24   $ 10.53
                              ----------   --------   -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (loss).....................        0.59       0.54      0.57      0.82(1)
Net realized and unrealized
 gain (loss) on investments,
 put options purchased,
 futures transactions, short
 sale transactions and
 foreign currency
 transactions...............       (1.92)     (1.93)    (1.91)    (2.13)
                              ----------   --------   -------   -------
   Total from investment
   operations...............       (1.33)     (1.39)    (1.34)    (1.31)
                              ----------   --------   -------   -------
LESS DIVIDENDS
Dividends from net
 investment income..........       (0.59)     (0.54)    (0.59)    (0.60)
                              ----------   --------   -------   -------
NET ASSET VALUE, END OF
 PERIOD.....................  $     8.62   $   8.45   $  8.31   $  8.62
                              ----------   --------   -------   -------
                              ----------   --------   -------   -------
Total investment return
 (2)........................      (12.97)%   (13.69)%  (13.47)%  (12.83)%
                              ----------   --------   -------   -------
                              ----------   --------   -------   -------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
 (000 omitted)..............  $  160,834   $ 64,671   $ 7,271   $   117
                              ----------   --------   -------   -------
                              ----------   --------   -------   -------
Ratio of expenses to average
 net assets.................        1.28%      2.03%     2.07%     1.19%
                              ----------   --------   -------   -------
                              ----------   --------   -------   -------
Ratio of interest expense
 and dividends on securities
 sold short to average net
 assets.....................        0.51%      0.50%     0.47%     0.38%
                              ----------   --------   -------   -------
                              ----------   --------   -------   -------
Ratio of net investment
 income to average net
 assets.....................        6.16%      5.52%     6.02%     8.65%
                              ----------   --------   -------   -------
                              ----------   --------   -------   -------
Portfolio turnover rate.....         399%       399%      399%      399%
                              ----------   --------   -------   -------
                              ----------   --------   -------   -------

FINANCIAL HIGHLIGHTS--Comstock Partners Capital Value Fund (concluded)
The following per share data and ratios have been derived from information provided in the financial statements.

                                             FOR THE SEVEN
                                              MONTHS ENDED
                                             APRIL 30, 1996
                                 --------------------------------------
                                 CLASS A    CLASS B   CLASS C   CLASS R
                                 --------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................     $ 10.61   $ 10.41   $ 10.41   $ 10.62
                                 --------   -------   -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income........        0.22      0.18      0.44      0.30
Net realized and unrealized
 gain (loss) on investments,
 put options purchased,
 futures transactions, short
 sale transactions and
 foreign currency
 transactions................        0.17      0.16     (0.12)     0.09
                                 --------   -------   -------   -------
   Total from investment
   operations................        0.39      0.34      0.32      0.39
                                 --------   -------   -------   -------
LESS DIVIDENDS
Dividends from net investment
 income......................       (0.46)    (0.37)    (0.49)    (0.48)
                                 --------   -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD......................     $ 10.54   $ 10.38   $ 10.24   $ 10.53
                                 --------   -------   -------   -------
                                 --------   -------   -------   -------
Total investment return
 (2).........................        3.81%     3.36%     3.30%     3.97%
                                 --------   -------   -------   -------
                                 --------   -------   -------   -------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
 (000 omitted)...............    $241,472   $81,786   $ 3,531   $     1
                                 --------   -------   -------   -------
                                 --------   -------   -------   -------
Ratio of operating expenses
 to average net assets.......        0.75%(3)  1.18%(3)  1.28%(3)  0.61%(3)
                                 --------   -------   -------   -------
                                 --------   -------   -------   -------
Ratio of interest expense and
 dividends on securities sold
 short to average net
 assets......................        0.18%(3)  0.19%(3)  0.18%(3)  0.17%(3)
                                 --------   -------   -------   -------
                                 --------   -------   -------   -------
Ratio of net investment
 income to average net
 assets......................        2.13%(3)  1.70%(3)  1.71%(3)  2.28%(3)
                                 --------   -------   -------   -------
                                 --------   -------   -------   -------
Portfolio turnover rate......          56%(3)    56%(3)    56%(3)    56%(3)
                                 --------   -------   -------   -------
                                 --------   -------   -------   -------

                                              FOR THE YEAR                         FOR THE YEAR
                                                 ENDED                                 ENDED
                                           SEPTEMBER 30, 1995                   SEPTEMBER 30, 1994
                               ------------------------------------------       -------------------
                                CLASS A     CLASS B   CLASS C+   CLASS R+       CLASS A    CLASS B
                               ----------   -------   --------   --------       --------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $    11.88   $ 11.69   $ 10.64    $ 10.84        $ 11.42    }$ 11.32
                               ----------   -------   -------    -------        --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income........        0.36      0.31      0.02       0.04           0.24        0.23
Net realized and unrealized
 gain (loss) on investments,
 put options purchased,
 futures transactions, short
 sale transactions and
 foreign currency
 transactions................       (1.37)    (1.38)    (0.25)     (0.26)          0.46        0.38
                               ----------   -------   -------    -------        --------   --------
   Total from investment
   operations................       (1.01)    (1.07)    (0.23)     (0.22)          0.70        0.61
                               ----------   -------   -------    -------        --------   --------
LESS DIVIDENDS
Dividends from net investment
 income......................       (0.26)    (0.21)    --         --             (0.24)      (0.24)
                               ----------   -------   -------    -------        --------   --------
NET ASSET VALUE, END OF
 PERIOD......................  $    10.61   $ 10.41   $ 10.41    $ 10.62        $ 11.88    $  11.69
                               ----------   -------   -------    -------        --------   --------
                               ----------   -------   -------    -------        --------   --------
Total investment return
 (2).........................       (8.58)%   (9.27)%   (2.26)%    (2.03)%         6.14%       5.35%
                               ----------   -------   -------    -------        --------   --------
                               ----------   -------   -------    -------        --------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
 (000 omitted)...............  $  271,052   $87,847   $     1    $     1        $402,708   $108,532
                               ----------   -------   -------    -------        --------   --------
                               ----------   -------   -------    -------        --------   --------
Ratio of operating expenses
 to average net assets.......        1.24%     1.99%     0.26%(3)   0.14%(3)        1.21%      1.99%
                               ----------   -------   -------    -------        --------   --------
                               ----------   -------   -------    -------        --------   --------
Ratio of interest expense and
 dividends on securities sold
 short to average net
 assets......................        0.45%     0.45%     0.06%(3)   0.04%(3)        0.39%      0.40%
                               ----------   -------   -------    -------        --------   --------
                               ----------   -------   -------    -------        --------   --------
Ratio of net investment
 income to average net
 assets......................        3.61%     2.86%     0.23%(3)   0.38%(3)        2.06%      1.39%
                               ----------   -------   -------    -------        --------   --------
                               ----------   -------   -------    -------        --------   --------
Portfolio turnover rate......          55%       55%       55%        55%             46%        46%
                               ----------   -------   -------    -------        --------   --------
                               ----------   -------   -------    -------        --------   --------

   +  Class C shares and Class R shares were introduced on August
      22, 1995.
 (1)  Based on average shares outstanding.
 (2) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
      Total investment returns for periods of less than one full year are not annualized.
 (3)  Not annualized.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

ADDITIONAL INFORMATION:

This prospectus contains information you should know before investing in the Funds. You are advised to read this prospectus carefully and retain it for future reference. More information about the Funds is available in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain more information about each Fund's performance, investments and strategies. The Annual Report to Shareholders also includes a discussion of the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


A Statement of Additional Information, dated August 28, 1999, has been filed with the Securities and Exchange Commission (SEC). The SAI contains additional information about the Funds and is incorporated by reference into this prospectus.


You may request a free copy of these documents, or make other shareholder inquiries, by calling 1-800-554-4611 or writing to:

     Comstock Partners Funds, Inc.
     144 Glenn Curtiss Boulevard
     Uniondale, New York 11566-0144

SECURITIES AND EXCHANGE COMMISSION

You may also review information about the Funds (including the SAI) on the SEC's website at http://www.sec.gov or by visiting the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC at 1-800-SEC-0330. Copies of this information may be obtained for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File
No. 811- 5502

------------------------------------------------------------------------------
------------------------------------------------------------------------------


------------------------------------------------------------------------------
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                            COMSTOCK PARTNERS FUNDS

                               COMSTOCK PARTNERS
                                 STRATEGY FUND

                               COMSTOCK PARTNERS
                               CAPITAL VALUE FUND

                                  COMMON STOCK

                          ---------------------------
                                   PROSPECTUS
                          ---------------------------

                                  107/503p0899

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                          COMSTOCK PARTNERS FUNDS, INC.

                         COMSTOCK PARTNERS STRATEGY FUND
                      COMSTOCK PARTNERS CAPITAL VALUE FUND

                           993 Lenox Drive, Suite 106
                         Lawrenceville, New Jersey 08648
                                 (609) 896-2960

                           ---------------------------



                                 August 28, 1999


                       STATEMENT OF ADDITIONAL INFORMATION

      COMSTOCK PARTNERS FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund" and, together with the Strategy Fund, the "Funds"). The Strategy Fund and the Capital Value Fund are each referred to herein as a "Fund".

      The Strategy Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Strategy Fund is classified as a non-diversified portfolio.

      The Capital Value Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund invests in a wide range of equity and debt securities and money market instruments. The Capital Value Fund is classified as a diversified portfolio.

      The Strategy Fund currently offers Class A and Class C shares. Class O Shares are no longer issued by the Strategy Fund except in connection with the reinvestment of dividends on outstanding Class O shares. The Capital Value Fund currently offers four classes of shares: Class A, Class B, Class C and Class R.


      This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' Prospectus dated August 28, 1999 (which may be revised from time to time)
(the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read only in conjunction with the Prospectus. Certain information contained in the Company's Annual Report to shareholders is incorporated by reference herein. Copies of the Prospectus and current shareholder reports of the Company may be obtained without charge by sending your request in writing to Comstock Partners Funds, Inc., 144 Glenn Curtis Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-554-4611.

                                TABLE OF CONTENTS

                                                                           PAGE

THE COMPANY................................................................  3

INVESTMENT OBJECTIVES AND POLICIES.........................................  3

OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS......................  4

DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS........................... 22

INVESTMENT RESTRICTIONS.................................................... 23

MANAGEMENT ARRANGEMENTS.................................................... 26

PURCHASE OF FUND SHARES.................................................... 30

REDEMPTION OF FUND SHARES.................................................. 34

SHAREHOLDER SERVICES....................................................... 38

SERVICE AND DISTRIBUTION PLANS............................................. 41

PORTFOLIO TRANSACTIONS .................................................... 43

ADDITIONAL INFORMATION CONCERNING TAXES.................................... 44

PERFORMANCE INFORMATION.................................................... 47


NET ASSET VALUE............................................................ 51

ORGANIZATION AND CAPITAL STOCK............................................. 52

GENERAL INFORMATION........................................................ 53


EXPERTS.................................................................... 54


OTHER INFORMATION.......................................................... 54

REPORTS TO SHAREHOLDERS.................................................... 54

FINANCIAL STATEMENTS....................................................... 54

                                   THE COMPANY

      The Company is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and currently consists of two separate portfolios: the Strategy Fund, a non-diversified portfolio, and the Capital Value Fund, a diversified portfolio. The Company was incorporated under the laws of the State of Maryland on March 14, 1988 as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the "Reorganization"). The Capital Value Fund commenced operations upon the consummation of the Reorganization.

      The Company's principal office is located at 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648.

      The Funds are advised by Comstock Partners, Inc. (the "Investment
Adviser").

                       INVESTMENT OBJECTIVES AND POLICIES

      Each Fund's investment objective is a fundamental policy that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. There is no assurance that the Funds will achieve their investment objectives, and investment in the Funds should not be considered a complete investment program. Investors should note that the Funds have the ability to invest in a wide range of securities and instruments, and Comstock Partners, Inc. (the "Investment Adviser") may substantially change the composition of the Fund's investment portfolio from time to time.

COMSTOCK PARTNERS STRATEGY FUND


      The Strategy Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, over the long-term investment horizon by investing primarily in a portfolio of debt securities. The total return on a portfolio of debt securities is a combination of interest income or current yield and the change in the market value of the securities or capital appreciation. Although the Strategy Fund will invest at least 65% of its total assets in debt securities, the Strategy Fund has the ability to invest in a wide range of securities and instruments, including equity securities and derivatives, and may move in and out of markets quickly and decisively when the Investment Adviser believes that economic conditions warrant. The Strategy Fund may invest up to 25% of its total assets in debt securities that are rated below A by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or, if not rated, are determined by the Investment Adviser to be of comparable quality. There can be no assurance that the Strategy Fund will achieve its investment objective.


COMSTOCK PARTNERS CAPITAL VALUE FUND

      The Capital Value Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Capital Value Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. The Capital Value Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Capital Value Fund may invest up to 65% of its assets in securities of foreign issuers. There can be no assurance that the Capital Value Fund's investment objective will be achieved.

              OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS

      Each Fund's debt securities may include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions and finance companies and supranational organizations.

      In determining whether a Fund should invest in particular debt securities, the Investment Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody's or S&P or other recognized rating agencies. The judgment of the Investment Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

      The Strategy Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Since a relatively high percentage of the Strategy Fund's assets may be invested in the obligations of a limited number of issuers and each Fund may invest in a limited number of industries, the Funds may be more susceptible to any single economic, political or regulatory occurrence than more widely diversified funds.


      Each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. See " Additional Information Concerning Taxes-General." To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in securities of the United States Government, its agencies or instrumentalities or other regulated investment companies are not subject to these limitations.


      In many instances, the Investment Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. In analyzing unrated debt securities or preferred stock, the Investment Adviser may consider the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Investment Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

CERTAIN INVESTMENT TECHNIQUES

      The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and, in the case of the Capital Value Fund, engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Funds. In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Funds' net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Additional Information Concerning Taxes."

LOWER RATED SECURITIES

      Each Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. These securities, commonly referred to as "junk bonds", provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher-rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in a Fund should not be considered as a complete investment program and may not be appropriate for all investors.

      Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Funds will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in a Fund's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether that Fund should continue to hold the security.


      The Strategy Fund may invest up to 25% of its total assets in debt securities that are rated below A by either Moody's or by S&P, or, if not rated, are determined by the Investment Adviser to be of comparable quality. With respect to such 25%, the Strategy Fund may invest in debt securities rated as low as C by Moody's or S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. The Capital Value Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Capital Value Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency (i.e. securities rated C by Moody's or D by S&P). The Capital Value Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P. Management's decision to invest in lower rated securities is not subject to shareholder approval.


      Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

       You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities in which the Funds may invest. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Description of Bond and Commercial Paper Ratings" for a general description of Moody's and S&P securities ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Funds' ability to achieve their investment objectives may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security.

      Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

      Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.

      A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

      Lower rated zero coupon securities and pay-in-kind bonds, (in which the Capital Value Fund is limited to 5% of its total assets), involve special considerations. Such zero coupon securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Additional Information Concerning Taxes."

U.S. GOVERNMENT SECURITIES

      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

FOREIGN SECURITIES

      The Strategy Fund may invest without limit, and the Capital Value Fund may invest up to 65% of its assets, in foreign securities, including securities of emerging market issuers. The Funds' investments in foreign and emerging market securities involve certain other considerations and risks not typically associated with investing in domestic securities, including greater price volatility; uncertainties regarding future social, political and economic developments; the possible imposition of foreign withholding or brokerage taxes or exchange controls; risks of seizure or expropriation; the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards; higher transaction costs and possible delays or problems with settlement; limited liquidity and relatively small market capitalization of securities markets; high rates of inflation and interest; less government supervision of exchanges, brokers and issuers; difficulty in enforcing contractual obligations; and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Funds' investments may be denominated.

      Many countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

      Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Funds will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

      By investing in foreign securities, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

      No established secondary markets may exist for many of the foreign securities in which the Funds may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.

      Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Fund will reduce its net income available for distribution to its shareholders. See "Additional Information Concerning Taxes--Foreign Withholding Taxes".

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

      The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force that Fund to cover its commitments for purchase or resale, if any, at the current market price.

      Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market. In emerging markets, the Funds may purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Investments and Loan Participations and Assignments (as defined below). See "Brady Bonds", "Structured Investments" and "Loan Participations and Assignments" below.

      Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

      To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

      Each Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Investment Adviser believes it to be consistent with that Fund's investment objective. A Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

      Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

      Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

      Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

      In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

DERIVATIVES TRANSACTIONS-OPTIONS, FUTURES AND CURRENCIES


      Each of the Funds is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures and foreign currencies for bona fide hedging and/or speculative purposes as specified in the Prospectus. A Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and options thereon, a Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. A Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. Neither of the Funds is a commodity pool and all futures and related options transactions engaged in by a Fund will constitute bona fide hedging or other permissible transactions in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission; provided, however, that a Fund may enter into futures contracts and options on futures for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time a Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. Each Fund may also enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, each Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Investment Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.


      In addition to the limitations set forth in the preceding paragraph relating to the use of futures and options on futures, the Funds have adopted certain additional policies relating to derivatives transactions. The Strategy Fund will not enter into a derivatives transaction for speculative purposes if, immediately after giving effect to such transaction, the amount of the Strategy Fund's net exposure under all such derivatives transactions would exceed 15% of the Strategy Fund's net assets. For purposes of the foregoing policy, the Strategy Fund's net exposure is measured by the market value of the relevant instruments, after giving effect to any offsetting positions. There is no comparable limitation on the Strategy Fund's ability to enter into derivatives transactions for hedging purposes. The Capital Value Fund will not purchase put or call options if, immediately after giving effect to such purchase, the value of put and call options held by the Capital Value Fund would exceed 5% of the value of its net assets. The Capital Value Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written. Because the foregoing limitations apply only at the time a Fund enters into a transaction, the value of a Fund's holdings or its net exposure under the relevant instruments may be significantly more or less than at the time of its initial investment.

      The ability of the Funds to engage in the options and futures strategies described herein will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Funds conduct their futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Funds to the potential of losses. Therefore no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the Funds' ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described herein.

      In connection with transactions in stock index futures contracts, interest rate futures contracts and options thereon written by the Funds on such futures contracts, a Fund engaging in such transactions will be required to deposit as "initial margin" an amount of cash and short-term United States Government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

      FUTURE DEVELOPMENTS

      The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for the Funds. Before entering into such transactions or making any such investment, the Funds will provide appropriate disclosure in the Prospectus or this Statement of Additional Information.

      WRITING COVERED OPTIONS ON SECURITIES. Each Fund may write covered call options and covered put options on optionable securities and stock indices of the types in which it is permitted to invest from time to time as its Investment Adviser determines is appropriate in seeking to attain its objectives. Call options written by a Fund give the holder the right to buy the underlying securities from that Fund at a stated exercise price; put options give the holder the right to sell the underlying security to a Fund at a stated price. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and related options on such futures contracts, the Investment Adviser at times may speculate or seek to hedge against a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for a Fund; PROVIDED, that the value of all futures contracts sold by a Fund will not exceed the total market value of the Fund's portfolio securities; and PROVIDED, FURTHER, that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

      Each Fund may write only covered options, which means that, so long as that Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, each Fund will maintain in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities. Each Fund may also write combinations of covered puts and calls on the same underlying security.

      Each Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by a Fund as illiquid securities. See "Illiquid or Restricted Securities."

      Each Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

      Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by that Fund.

      Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written.

In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Investment Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

      So long as a Fund's obligation as the writer of an option continues, a Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

      PUT AND CALL OPTIONS ON SECURITIES. Each Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

      Each Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

      Alternatively, the Investment Adviser may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

      The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

      An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Funds expect to purchase only call or put options issued by the Options Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

      While they may choose to do otherwise, the Funds generally will purchase or write only those options for which the Investment Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      PURCHASE AND SALE OF OPTIONS AND FUTURES CONTRACTS ON STOCK INDICES. Each Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. Each Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When a Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

      A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If the Investment Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of that Fund's position in such put option or futures contract.

      Alternatively, the Investment Adviser may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

      PURCHASE AND SALE OF INTEREST RATE FUTURES CONTRACTS. Each Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

      Each Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of that Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would as a result of the shortening of maturities typically reduce the average yield of the Fund engaging in the strategy.

       The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of that Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

      Each Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Funds intend that an equivalent amount of futures contracts will be closed out.

      Alternatively, the Investment Adviser may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

      OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. Each Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. A Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which that Fund intends to purchase.

      FOREIGN DERIVATIVES TRANSACTIONS. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

      FOREIGN CURRENCY TRANSACTIONS. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." The Fund may enter into a forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Investment Adviser believes may occur. Because in connection with a Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have liquid assets available that are sufficient to cover any commitments of the Fund under these contracts or to limit any potential risk. The segregated account will be maintained with the relevant Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

      Each Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on United States and foreign exchanges or over-the-counter.

       Each Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Investment Adviser's ability to forecast currency exchange rate movements correctly.

Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this Statement of Additional Information.

      The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

      If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Code may cause a Fund to restrict the degree to which it engages in currency transactions. See "Additional Information Concerning Taxes."

      RISK FACTORS IN DERIVATIVES TRANSACTIONS. Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the relevant Fund's net asset value and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Expenses and losses incurred as a result of the use of options, futures or currency transactions will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if such instruments had not been used.

      The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by a Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Funds generally expect that their options and futures transactions will be conducted on recognized securities and commodities exchanges. In certain instances, however, the Funds may purchase and sell stock options in the over-the-counter market. A Fund's ability to terminate stock option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the Securities and Exchange Commission generally considers over-the-counter options to be illiquid. There can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. Certain provisions of the Code may limit the ability of a Fund to quickly liquidate options, futures and currency positions in which significant unrealized gains have developed when the Investment Adviser deems it appropriate to realize the gains. For a discussion of certain tax implications associated with such investment techniques, see "Additional Information Concerning Taxes."

SHORT-SELLING

      The Capital Value Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The Capital Value Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. No securities will be sold short by the Capital Value Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class. In addition to the short sales discussed above, the Capital Value Fund may make short sales "against the box," a transaction in which the Capital Value Fund enters into a short sale of a security which the Capital Value Fund owns. The Capital Value Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

      Until the Capital Value Fund replaces a borrowed security in connection with a short sale, the Capital Value Fund will: (a) maintain daily a segregated account, containing liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

BANK OBLIGATIONS

      Bank obligations that the Funds may purchase include time deposits ("TDs"), certificates of deposit ("CDs") and banker acceptances ("BAs"). TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. BA's are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

      Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

      Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

      Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

      In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks or domestic branches of foreign banks, the Investment Adviser carefully evaluates such investments on a case-by-case basis.

COMMERCIAL PAPER

      Each Fund may purchase commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will invest in commercial paper that is rated at least Prime-1 by Moody's or A-1 by S&P or, if not rated, is determined by the Investment Adviser to be of comparable quality.

REPURCHASE AGREEMENTS

      The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System and primary dealers in United States Government securities and only with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Funds.

      Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by that Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

BRADY BONDS AND EMERGING MARKET GOVERNMENTAL OBLIGATIONS

      Each Fund may invest in emerging market governmental debt obligations commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "--Zero Coupon Securities and Discount Obligations."

      The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The following emerging market countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR (London Interbank Offered
Rate). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS

      Each Fund may invest in zero coupon U.S. Treasury securities, which are treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Funds also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund's emerging market governmental debt securities may be acquired at a discount ("Discount Obligations").

      Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

      Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price prior to the receipt of cash payments. Accordingly, to maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of that Fund. See "Additional Information Concerning Taxes."

STRIPPED MORTGAGE-BACKED SECURITIES

      Each Fund may invest up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"), all of which will be issued or guaranteed by the United States Government, its agencies or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only class) and the other class receiving all of the principal ("PO" or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates, and under certain interest rate or prepayment rate scenarios a Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality. Furthermore, the yield to maturity on these securities may be adversely affected.

STRUCTURED INVESTMENTS

      Each Fund may invest in structured investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. The Strategy Fund limits its investments in Structured Investments to 5% of its total assets. Structured investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Funds are permitted to invest in a class of structured investments which is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by that Fund for purposes of that Fund's fundamental investment restriction on borrowing.

       Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

      Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

PREFERRED STOCK

       Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

CONVERTIBLE SECURITIES

      A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS

      Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Each Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

DEPOSITORY RECEIPTS

      American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other types of depository receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as "Depository Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depository Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depository Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

      The Funds treat Depository Receipts as interests in the underlying securities for purposes of their investment policies. While Depository Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. Each Fund will limit its investment in Depository Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depository Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depository Receipts.

INVESTMENT FUNDS


      Each Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest, subject to the limitations imposed by the 1940 Act on certain of these investments. These investment funds may be registered investment companies as well as private investment funds which are designed to pursue specialized investment opportunities such as private equity and emerging market investments. Under the 1940 Act, a Fund may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired investment company. These limitations would not apply to investment funds which are "investment companies" as defined under the 1940 Act. By investing in another investment fund, a Fund bears a ratable share of the investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. A Fund's investment in certain investment funds will result in special U.S. federal income tax consequences. See " Additional Information Concerning
Taxes."


ILLIQUID OR RESTRICTED SECURITIES

      Each Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or "restricted" may involve added expense to a Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Neither Fund may enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as "restricted securities" which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of that Fund's net assets would be so invested.

RULE 144A SECURITIES

      Each Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

      One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund's 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews the Fund's purchases and sales of Rule 144A securities and the Investment Adviser's compliance with the above procedures.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and, in the case of the Capital Value Fund but not the Strategy Fund, assignments of all or a portion of Loans ("Assignments") from third parties. A Fund's investment in Participations typically will result in such Fund having a contractual relationship only with the Lender and not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Funds will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher). A Fund's investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of a Fund's investment restriction on investment in illiquid securities, the Fund will treat loans as illiquid securities unless the staff of the Securities and Exchange Commission concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid.

      When the Capital Value Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Capital Value Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Capital Value Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Funds may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. A Fund will not invest more than 15% of the value of its net assets in Participations and (in the case of the Capital Value Fund) Assignments that are illiquid, and in other illiquid securities.

LEVERAGE THROUGH BORROWING (CAPITAL VALUE FUND ONLY)

      The Capital Value Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements, described below. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Capital Value Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

      Among the forms of borrowing in which the Capital Value Fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

      For borrowings for investment purposes, the 1940 Act requires the Capital Value Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Capital Value Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Capital Value Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Capital Value Fund enters into a reverse repurchase agreement, the Capital Value Fund will maintain in a segregated custodial account liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Capital Value Fund.

LENDING PORTFOLIO SECURITIES

      To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 331/3% of the value of the relevant Fund's total assets. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. A Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with that Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the relevant Fund must receive at least 100% cash collateral from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company's Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

FORWARD COMMITMENTS

      The Funds may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time a Fund enters into the commitment. The Funds will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Funds may sell these securities before the settlement date if it is deemed advisable. The Funds will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

      Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Funds to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of liquid assets at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at such Fund's custodian bank. Purchasing securities on a when-issued or forward commitment basis when that Fund is fully or almost fully invested may result in greater potential fluctuations in the value of that Fund's net assets and its net asset value per share.

CONCENTRATION

      As a "non-diversified" investment company, the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Funds may be more susceptible to any single economic, political or regulatory occurrence than more widely diversified funds.

YEAR 2000

      Like other mutual funds and financial and business organizations worldwide, the Funds could be adversely affected if computer systems on which a Fund relies are unable to distinguish between the year 1900 and the year 2000 (typically, this is called the "Year 2000 Problem"). The Year 2000 Problem could have a negative impact on handling securities trades, pricing and account services and could otherwise have a material adverse effect on a Fund's business, operations and/or investments. The Funds' adviser has commenced review of the Year 2000 Problem as it may affect each Fund, both directly and through the systems of the Funds' other service providers, and is taking steps reasonably designed to address any Year 2000 Problems. In light of these remedial steps, the Funds' adviser expects that its systems and the systems of the Funds' other service providers will be adapted to deal with the Year 2000 Problem before the beginning of the year 2000. There can be no assurance, however, that the systems of the adviser or the Funds' other service providers will be successfully adapted to deal with the Year 2000 Problem, or that interaction with other third-party computer systems which are not prepared for the Year 2000 Problem will not impair their services at that time, or that the Year 2000 Problem will not have an adverse effect on companies whose securities are held by the Funds or on global markets or economies generally.

                DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

      A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Investment Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Investment Adviser will utilize Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Corporation ("S&P") for determining the applicable ratings.

BONDS

      Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody's Baa rated bonds are considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

      Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

      Bonds rated -BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

COMMERCIAL PAPER

      Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

      S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-l+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             INVESTMENT RESTRICTIONS

COMSTOCK PARTNERS CAPITAL VALUE FUND (FUNDAMENTAL RESTRICTIONS)

      The Capital Value Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Capital Value Fund's outstanding voting securities, as defined under "Capital Stock". The Capital Value Fund may not:

           1. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 331/3% of the value of the Capital Value Fund's total assets. (For purposes of this investment restriction, the entry into options futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.)


           2. Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries.)

           3. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 331/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

           4. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

           5.  Purchase or sell commodities or commodity contracts.

           6. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 4 above. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.)

           7. Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

           8. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

           9. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.


COMSTOCK PARTNERS STRATEGY FUND (FUNDAMENTAL RESTRICTIONS)

      The Strategy Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Strategy Fund's outstanding voting securities, as defined under "Capital Stock".

The Strategy Fund may not:

           1. Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries.)

           2. Borrow money or issue senior securities (as defined in the 1940
      Act) except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, in amounts not exceeding 15% of its total assets.

           3. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by Investment Restriction (2) above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin requirements for futures transactions are not deemed to be pledges or hypothecations for this purpose.)

           4. Make loans of securities to other persons in excess of 331/3% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

           5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

           6. Purchase or sell real estate or any interest therein, except securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein.

           7. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures.

           8. Purchase or sell commodities or commodity contracts, except that, for the purpose of hedging, it may enter into (i) contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices and (ii) forward foreign currency exchange contracts and foreign currency futures contracts, as well as option contracts on foreign currencies.


      The Capital Value Fund has adopted restriction 5 above, and the Strategy Fund has adopted restriction number 8 above, in order to comply with certain state securities laws. In these laws, the term "commodity contract" is defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the Fund's derivative and currency transactions (other than certain transactions involving securities or indices of securities, which the Funds do not consider to be "commodities" for purposes of this restriction) involves the delivery or receipt of a commodity; all such transactions are settled by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.


COMSTOCK PARTNERS CAPITAL VALUE FUND (OTHER INVESTMENT RESTRICTIONS)

      In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Capital Value Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Capital Value Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Capital Value Fund. The Capital Value Fund may not:

         1.Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the Fund's assets.

         2.Invest in interests in oil, gas or mineral exploration or development programs.

         3.Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more that 15% of the value of the Fund's net assets would be so invested.

         4.Invest more than 15% of its net assets in illiquid securities.

COMSTOCK PARTNERS STRATEGY FUND (OTHER INVESTMENT RESTRICTIONS)

      In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Strategy Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Strategy Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Strategy Fund. The Strategy Fund may not:

         1.Invest in oil, gas or other mineral exploration development programs or leases.

         2.Purchase or sell securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein, except readily marketable interests in real estate investment trusts or readily marketable securities of companies (including partnerships) which invest in real estate.

         3.Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

         4.Invest more than 15% of its net assets in illiquid securities.

      If a percentage restriction set forth above or elsewhere in this Statement of Additional Information with respect to a Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that a Fund's asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act. In addition, in the event that a Fund's aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

                             MANAGEMENT ARRANGEMENTS

DIRECTORS AND OFFICERS

      The Board of Directors of the Company is responsible for the overall management and operation of the Funds. The directors and executive officers of the Company and their principal occupations during the last five years are set forth below.

                                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                      POSITION(S) WITH COMPANY             DURING-PAST-5-YEARS
----------------------                      ------------------------             -----------------------

*Charles L. Minter                          Director, Chairman of the Board      Director, Chairman of the Board and
993 Lenox Drive, Suite 106                                                       Chief Executive Officer of Comstock
Lawrenceville, New Jersey 08648                                                  Partners, Inc. since September 1996,
57 years old                                                                     and, prior thereto, Vice Chairman,
                                                                                 President and Secretary of Comstock
                                                                                 Partners, Inc.


M. Bruce Adelberg                           Director, Member of                  Consultant, MBA Research Group since
MBA Research                                Audit Committee                      November 1995; Director, Oakwood
33 Channel Lane                                                                  Counselors Inc. (investments); and
Salem, SC 29676                                                                  Director, Southern Sun Propagation
62 years old                                                                     Systems Inc.

Robert M. Smith                             Director, Member of Audit            President and Director, Smith Advisors,
Smith Advisors, Ltd.                        Committee                            Ltd. (investments) since November
812 Coachway                                                                     1995; President and Director of
Annapolis, MD 21401                                                              Ansbacher (Dublin) Asset Management
69 years old                                                                     Ltd. from January 1983 to November
                                                                                 1995.


*Martin Weiner                              President                            Director of Research of Comstock
993 Lenox Drive, Suite 106                                                       Partners, Inc. since 1995; prior thereto,
Lawrenceville, New Jersey 08648                                                  Senior Equity Portfolio Manager for the
65 years old                                                                     Grumman Corporation employee benefit
                                                                                 plan from 1978 to 1994.

*Robert C. Ringstad                         Vice President, Treasurer, Chief     Vice President, Treasurer, Chief
993 Lenox Drive, Suite 106                  Financial Officer and Secretary      Financial Officer and Assistant Secretary
Lawrenceville, New Jersey 08648                                                  of Comstock Partners, Inc. since
69 years old                                                                     September 1995; prior thereto, Vice
                                                                                 President (Operations) of Regent
                                                                                 Investor Services from January 1990 to
                                                                                 November 1994.


------------------
* Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment Adviser.

      For so long as the Class A, Class B or Class C Service and Distribution Plans remain in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

      The Executive Committee of the Board of Directors of the Company exercises all of the powers and authority of the Board of Directors between meetings of the Board of Directors.

      The Company pays each non-interested director a fee of $20,000 per year (consisting of $10,000 per portfolio of the Company), and reimburses each such director for expenses of attendance.

      No Director of the Company serves as a director of any other investment company in the same fund complex. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 1999. For the fiscal year ended April 30, 1999, the aggregate amount of fees and expenses received by each Director from the Company were as follows:

                                                                        PENSION OR
                                                                        RETIREMENT                            TOTAL
                                                   AGGREGATE             BENEFITS         ESTIMATED       COMPENSATION
                                                  COMPENSATION       ACCRUED AS PART   ANNUAL-BENEFITS    FROM COMPANY
                                                      FROM              OF-COMPANY          UPON          PAID TO BOARD
NAME OF BOARD MEMBER                                COMPANY*             EXPENSES         RETIREMENT         MEMBER*
--------------------                              ------------       ---------------   ---------------    -------------

Charles L. Minter                                         0                  0                 0                  0
M. Bruce Adelberg                                  $   20,000                0                 0           $   20,000
Sven B. Karlen, Jr.**                              $   16,230                0                 0           $   16,230
E. W. Kelley**                                     $    5,000                0                 0           $    5,000
Robert M. Smith                                    $   20,000                0                 0           $   20,000

------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,520 for the Company.

** Messrs. Karlen and Kelley resigned as Directors of the Company, effective March 16, 1999 and July 1, 1998, respectively.


      As of August 26, 1999, the following entities were known by the Capital Value Fund to own, of record or beneficially, 5% or more of the Capital Value Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 30.6440%, 20.1190% and 30.5161%, respectively, of the outstanding Class A, B and C shares of the Capital Value Fund; and Westcliff Capital Management, USAA Investment Management Co., Key Trust Co. Trustee FBO David Draper and Freeman Welwood & Co., Inc. FBO William
M. Swartz, respectively, were the record owners of 46.3361%, 25.0401%, 19.1660% and 7.5770% of the outstanding Class R shares of the Capital Value Fund.

      As of August 16, 1999, the following entities were known by the Strategy Fund to own, of record or beneficially, 5% or more of the Strategy Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated and NFSC FBO Frida Salvigsen, respectively, were the record holders of 33.4669% and 5.7757% of the outstanding Class A shares of the Strategy Fund; Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.C. Bradford & Co. Custodian FBO David G. Mercer, respectively, were the record owners of 54.0387% and 25.6013% of the outstanding Class C shares of the Strategy Fund; and Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 53.0378% of the outstanding Class O shares of the Strategy Fund.


      The officers and directors of the Company own less than 1% of each Class of the Funds.


      A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


INVESTMENT ADVISER

      Comstock Partners, Inc. is the Investment Adviser to each Fund and is responsible for the management of each Fund's investment portfolio. The Investment Adviser was formed in October 1986 and has served as the investment adviser to the Strategy Fund since its commencement of operations in May 1988, and as sub-investment adviser to the predecessor to the Capital Value

Fund, the Dreyfus Capital Value Fund, Inc. (the "Dreyfus Capital Value Fund"), from April 30, 1987 until the Capital Value Fund's commencement of operations on July 25, 1996. In addition, the Investment Adviser provides investment advisory services through discretionary accounts. It is the publisher of the COMSTOCK INVESTMENT STRATEGY REVIEW and the COMSTOCK INVESTMENT STRATEGY COMMENTARY, investment strategy publications furnished to subscribers. The principal address of the Investment Adviser is 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648.


      The Company, on behalf of the Capital Value Fund, has engaged the Investment Adviser to provide professional investment management for the Fund pursuant to an Investment Advisory Agreement, dated as of August 30, 1996, between the Fund and the Investment Adviser (the "Capital Value Fund Investment Advisory Agreement"). In addition, the Company, on behalf of the Strategy Fund, has engaged the Investment Adviser to provide professional investment management for the Strategy Fund pursuant to an Investment Advisory Agreement between the Fund and the Investment Adviser (the "Strategy Fund Investment Advisory Agreement"), dated as of August 30, 1996. Unless earlier terminated as described below, the Capital Value Fund Investment Advisory Agreement will remain in effect from year to year if approved annually (i) by a majority of the non-interested directors of the Company (as defined in the 1940 Act) and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Capital Value Fund (as defined in the 1940 Act). In addition, unless earlier terminated as described below, the Strategy Fund Investment Advisory Agreement will remain in effect from year to year if approved annually (i) by a majority of the non-interested directors of the Company (as defined in the 1940
Act) and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Strategy Fund (as defined in the 1940 Act). Either Investment Advisory Agreement may be terminated without penalty on 60 days' written notice by either party thereto or by vote of the stockholders of the relevant Fund, and will terminate automatically on assignment.


      Under the terms of the Capital Value Fund Investment Advisory Agreement, the Investment Adviser is responsible for investment decisions for, and the day-to-day management of, the Capital Value Fund's portfolio. For its services, the Investment Adviser is entitled to receive an annual fee from the Company, on behalf of the Capital Value Fund, computed daily and paid monthly at the following annual rates: .40 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .45 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and
 .55 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.

      Under the terms of the Strategy Fund Investment Advisory Agreement, the Investment Adviser furnishes continuing investment supervision to the Strategy Fund and is responsible for the management of the Strategy Fund's portfolio. It furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

      The Company (including the Funds) may, so long as each Investment Advisory Agreement remains in effect, use "Comstock" as part of its name. The Investment Adviser may, upon termination of an Investment Advisory Agreement, require the Company (including the Funds) to refrain from using the name "Comstock" in any form or combination in its name or in its business.

      If expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser will reimburse that Fund for any such excess to the extent required by such regulations in an amount not to exceed the Investment Adviser's annual fee during the period in which such limitations were exceeded. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations, and the expenses incurred by Class A, Class B and Class C shares of the relevant Fund pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, are included within such expenses only to the extent required by any state in which the Fund's shares are qualified for sale.

      The investment advisory fees paid by the Strategy Fund to the Investment Adviser for the fiscal years ended April 30, 1997, April 30, 1998 and April 30, 1999 amounted to $1,429,864, $817,706 and $460,751, respectively. The investment advisory fees paid by the Capital Value Fund to the Investment Adviser for the period from July 26, 1996 through April 30, 1997 and for the fiscal years ended April 30, 1998 and April 30, 1999 amounted to $823,026, $616,951 and $329,277, respectively.

SUB-INVESTMENT ADVISER

      The Company, on behalf of the Capital Value Fund, and the Investment Adviser, on behalf of the Strategy Fund, engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services to the Funds pursuant to

(i) a Sub-Investment Advisory and Administration Agreement, dated as of July 25, 1996 (the "Capital Value Fund Sub-Investment Advisory Agreement"), between the Company and the Sub-Investment Adviser, and (ii) a Sub-Investment Advisory Agreement (the "Strategy Fund Sub-Investment Advisory Agreement"), between the Sub-Investment Adviser and the Investment Adviser.

      Effective August 31, 1999, both the Capital Value Fund Sub-Investment Advisory Agreement and the Strategy Fund Sub-Investment Advisory Agreement have terminated.

      For the fiscal years ended April 30, 1997, April 30, 1998 and April 30, 1999 the Sub-Investment Adviser received fees from the Investment Adviser with respect to the Strategy Fund in the amounts of $357,466, $204,426 and $115,188 , respectively, from the Investment Adviser. For the period from July 26, 1996 through April 30, 1997 and for the fiscal years ended April 30, 1998 and April 30, 1999 the Sub-Investment Adviser received fees from the Capital Value Fund for sub-investment advisory and administration services in the amount of $946,711, $539,832 and $343,244, respectively.

ADMINISTRATOR


      Under the terms of an amended and restated administration agreement between the Company, on behalf of each of the Funds, and Princeton Administrators, L.P. ("Princeton") (the "Amended and Restated Administration Agreement"), dated as of August 31, 1999, Princeton performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Funds, including maintaining certain of the books and records of the Funds, preparing certain reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Funds and its shares and providing the Funds with administrative office facilities. For the services rendered to the Funds and the facilities furnished, the Company pays Princeton a separate monthly fee on behalf of each Fund at an annual rate equal to the greater of (i) $125,000 per annum (for each Fund), or (ii) an annual rate equal to .25% of each Fund's average daily net assets up to $100 million, .225% of each Fund's average daily net assets on the next $100 million, .20% of each Fund's average daily net assets on the next $400 million and .175% of each Fund's average daily net assets in excess of $600 million.


      Prior to August 31, 1999, Princeton provided administrative services to the Strategy Fund pursuant to an administration agreement between the Company and Princeton (the "Administration Agreement"). The fees charged with respect to the Strategy Fund under the Administration Agreement were substantially the same as the fees provided for in the Amended and Restated Administration Agreement, except that Princeton was entitled to a minimum fee of $300,000 per annum ($25,000 per month) for the Strategy Fund. Effective, November 20, 1997, Princeton agreed to voluntarily reduce the minimum fee under the Administration Agreement to $125,000 per annum. For the fiscal years ended April 30, 1997, April 30, 1998 and April 30, 1999, Princeton received fees pursuant to the contractual arrangements then in effect amounting to $551,621, $331,640 and $191,980 pursuant to the Administration Agreement, respectively, from the Strategy Fund. In the absence of the waiver by Princeton of $18,826 and $108,020, respectively, in fees during the fiscal years ended April 30, 1998 and April 30, 1999, Princeton would have been entitled to fees amounting to $350,466 and $300,000 for the fiscal years ended April 30, 1998 and April 30, 1999, respectively. The principal address of Princeton is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

TRANSFER AND DIVIDEND DISBURSING AGENT

      Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at P.O. Box 9671, Providence, Rhode Island 02940-9671, and serves as the Funds' Transfer and Dividend Disbursing Agent (the "Transfer Agent").

THE DISTRIBUTOR


      Premier Mutual Fund Services, Inc. (the "Distributor"), 60 State Street, Boston, Massachusetts 02109, serves as each Fund's distributor pursuant to an agreement that is renewable annually. The Distributor's ultimate parent is Boston Institutional Group, Inc. The Distributor also acts as distributor for funds in the Dreyfus Family of Funds.


FUND EXPENSES

      Except for the expenses borne by the Investment Adviser, Princeton and the Distributor (as described below) pursuant to their respective agreements, the Company, on behalf of the relevant Fund, will pay all expenses incurred in connection with its operation, including, among other things, organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, Securities and Exchange Commission fees and Blue Sky qualification fees, fees and expenses of non-interested directors, officers' and employees' fees (other than officers or employees of the Investment Advisor, or any affiliate thereof), investment and sub-investment advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's or such Fund's existence, payments to service organizations, costs of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. Expenses attributable solely to a particular Class, including the additional incremental shareholder administrative expenses resulting from the Class B and Class C deferred sales charge arrangements, are borne exclusively by that Class. In addition, the Class A shares of each of the Funds bear certain servicing expenses in accordance with the Class A Service and Distribution Plan, and the Class B shares of the Capital Value Fund and Class C shares of the Capital Value Fund and Strategy Fund bear certain servicing and distribution expenses in accordance with the Class B and Class C Service and Distribution Plans.

                             PURCHASE OF FUND SHARES

      Reference is made to "How Your Account Works--Buying Shares" in the Prospectus.

GENERAL

      Investors are offered two different methods of purchasing shares of the Strategy Fund (Class A and Class C shares) and four different methods of purchasing shares of the Capital Value Fund (Class A, Class B, Class C and Class R shares) so an investor may chose the Class of shares of a Fund that best suits his or her needs, given the amount of purchase, the length of time the investor expects to hold the shares, and any other relevant circumstances. Orders for purchases of Capital Value Fund Class R shares, however, may be placed only for certain eligible investors as described below. Each Strategy Fund share represents an interest in the Strategy Fund, and each Capital Value Fund share represents an interest in the Capital Value Fund, in proportion to its net asset value.

      Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Investment Adviser, directors of the Investment Adviser, Board members of a fund advised by the Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

      Class R shares (available only for the Capital Value Fund) may not be purchased directly by individuals, although eligible institutions may purchase Class R shares of the Capital Value Fund for certain accounts maintained by individuals. Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans"does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. Capital Value Fund Class R shares are not subject to an annual service fee or distribution fee.

      When purchasing shares of either Fund, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company, on behalf of each Fund, reserves the right to reject any purchase order.


      The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) plans with only one participant, and $500 for Dreyfus-sponsored Education IRAs with no minimum subsequent purchases. The initial investment must be accompanied by the Funds' Account Application. For directors of the Investment Adviser, Board members of a fund advised by the Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. Full-time employees of the Investment Adviser may purchase shares of each Fund without regard to minimum initial investment requirements. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


      Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. You may request your bank to transmit immediately available funds by wire to The Bank of New York, together with DDA# 8900119551, for purchase of shares in your name.


      The wire must include your Fund account number (for new accounts, you must reference the Fund and Class to be purchased and also include your Taxpayer Identification Number ("TIN") instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-554-4611 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the Funds, as no redemptions will be permitted until the Account Application is received. Further information about remitting funds in this manner may be obtained from your bank. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Payments into the account of a corporation, foundation or other organization should not be made by third party check. A charge will be imposed if any check used for investment in your account does not clear. The Funds make available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

      Fund shares also may be purchased through the Automatic Asset Builder, the Government Direct Deposit Privilege and the Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number preceded by the digits "1111."

      The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate initial investment in Comstock Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


      Federal regulations require that you provide a certified TIN upon opening or reopening an account. See the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to such Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


      Shares of each Fund are sold on a continuous basis at net asset value. See "Net Asset Value." With the exception of certain fees and expenses relating to the Class A, Class B and Class C Service and Distribution Plans and certain other expenses attributable solely to a particular Class, all Fund expenses will be borne on a pro rata basis by each Class on the basis of the relative net assets of the respective Classes. See "Management Arrangements - Fund Expenses" and "Service and Distribution Plans." Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors of the Company.

      When an order is received by the Transfer Agent by 4:00 p.m., New York time, on any business day, Fund shares will be purchased at the price determined on that day. Otherwise, Fund shares will be purchased at the price determined on the next business day.

      Orders for the purchase of Fund shares received by Service Agents by 4:00 p.m., New York time, on any business day and transmitted to the Transfer Agent by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined on that day, as described above. Otherwise, the orders will be based on the next day's determined public offering price. It is the responsibility of each Service Agent to transmit orders so that they will be received by the Transfer Agent before the close of its business day.

      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the applicable Service and Distribution Plan. You should consult your Service Agent in this regard.

CLASS A SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)


      If you were an actual beneficial owner of shares of the Dreyfus Capital Value Fund, the Capital Value Fund's predecessor, held in a Dreyfus Capital Value Fund account on April 16, 1987, you may purchase Capital Value Fund Class A shares for the Capital Value Fund account without a sales load.

      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of shares of the Funds (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares of either Fund for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Investment Adviser or any of its affiliates or subsidiaries, Board members of a fund advised by the Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing.


      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.


      Class A shares of each Fund will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares of each Fund also may be purchased (including by exchange) at net asset value without a sales load for IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in Comstock Funds or certain other products made available by the Distributor to such plans.


      Class A shares of a Fund may be purchased at net asset value, subject to appropriate documentation through a broker-dealer or other financial institution, with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Investment Adviser or its affiliates. The purchase of Class A shares of a Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

      Class A shares of a Fund also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds which retain the Investment Adviser as investment adviser or sub-investment adviser and which are sold with a sales load, such as Class A shares of each Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

RIGHT OF ACCUMULATION -- CLASS A SHARES


      Reduced sales loads apply to any purchase of Class A shares of either Fund, or shares of either Fund acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in this Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of either Fund with an aggregate current market value of $40,000 and subsequently purchase Class A shares of either Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


LETTER OF INTENT -- CLASS A SHARES

      By signing a Letter of Intent form available by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Comstock Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Comstock Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the relevant Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the relevant Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares of a Fund, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.


TELETRANSFER PRIVILEGE

      You may purchase Class A and Class C shares of the Strategy Fund and Class A, Class B, Class C and Class R shares of the Capital Value Fund (minimum $500, maximum $150,000 per day per Fund) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders, although no such fee currently is contemplated.

      If you have selected the TeleTransfer Privilege, you may request a TeleTransfer purchase of Fund shares by telephoning 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452.


      TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Funds' transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's account in the relevant Fund on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of a Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as is designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Stock Certificates; Signatures" and "--TeleTransfer Privilege."


SALES LOADS-CLASS A

      The scale of sales loads applies to purchases of Class A shares of the Capital Value Fund or the Strategy Fund made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. The term "purchaser" shall not include an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children and such individual and/or spouse purchasing securities on behalf of his or her IRA, Keogh Plan, or 403(b)(7) Plan to the extent such 403(b)(7) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), custodial account or under certain employee benefit plans or other programs due to concerns that such aggregation might constitute a prohibited transaction under the Code or ERISA.

                            REDEMPTION OF FUND SHARES

      Reference is made to "How Your Account Works--Selling Shares" in the Prospectus.

GENERAL


      You may request redemption of your shares of either Fund at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in good order, the Company will redeem the shares at the next determined net asset value for the Class being redeemed. If you hold shares of more than one Class, any redemption request must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.


      The Company imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of shares. It is the responsibility of each Service Agent to transmit redemption orders to the Transfer Agent. Any certificates representing shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the then-current net asset value of the Class being redeemed.

      Distributions from qualified Retirement Plans IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Company will not report to the IRS redemptions of shares of either Fund by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.

      Ordinarily payment will be made for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased shares of a Fund by check, by the TeleTransfer Privilege or through the Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, the TeleTransfer Purchase or the Automatic Asset Builder order, which may take up to eight business days or more. In addition, if you redeem through the TeleTransfer Privilege, the relevant Fund will reject requests to redeem shares for a period of eight business days after receipt by the Transfer Agent of the Purchase Check, the TeleTransfer Purchase or the Automatic Asset Builder Order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

      Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES (CAPITAL VALUE FUND ONLY)

      A CDSC payable to the Distributor is imposed on any redemption of Class B shares of the Capital Value Fund, which CDSC reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Capital Value Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Capital Value Fund held by you at the time of redemption.

      If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Capital Value Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares of the Capital Value Fund above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

      A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares of a Fund within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares of the Capital Value Fund. See "Contingent Deferred Sales Charge--Class B Shares" above.

WAIVER OF CDSC

      The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Company by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure in the Funds' prospectus will be revised appropriately. Any shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Funds' prospectus and this Statement of Additional Information at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

REDEMPTION PROCEDURES


      You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. You also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for investors who effect transactions in Fund shares through Service Agents. The Company makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Funds reserve the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Funds may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or TeleTransfer Privilege.


      The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the relevant Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of shares of either Fund. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption or telephone exchange had been used. During the delay, the relevant Fund's net asset value may fluctuate.

REGULAR REDEMPTION


      Under the regular redemption procedure, you may redeem shares of each Fund by written request mailed to Comstock Partners Funds, Inc., P.O. Box 6587, Providence Rhode Island 02940-6587. Redemption requests for Dreyfus retirement plan accounts should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427.


      Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Signature Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call 1-800-554-4611.

      Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE

      You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Funds' Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452. The Company reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Company. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

      By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone, or letter redemption instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form and the price for such payment will be at the next determined net asset value following such redemption request. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

      Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                     TRANSFER AGENT'S
            TRANSMITTAL CODE         ANSWER-BACK-SIGN
            ----------------         ----------------
                 144295              144295 TSSG PREP

TELEPHONE REDEMPTION PRIVILEGE

      You may redeem shares of either Fund (maximum $150,000 per day) by telephone through the Telephone Redemption Privilege, which is granted automatically unless you refuse it by checking the applicable "No" box on the Funds' Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-554-4611 or, if you are calling from overseas, call 1-516-794-5452. The Company reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Company. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TELETRANSFER PRIVILEGE


      You may redeem shares of either Fund (minimum $500) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Company reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Company may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders, although no such fee currently is contemplated.

      If you have selected the TeleTransfer Privilege, you may request a TeleTransfer redemption by telephoning 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.


REINSTATEMENT PRIVILEGE

      You may reinvest in up to the number of shares you have redeemed, within 30 days of redemption of Class A shares of either Fund, at their then-prevailing net asset value without a sales load. The Reinstatement Privilege may be exercised only once.

      Any gain recognized on a redemption is taxable despite reinvestment in a Fund pursuant to this Privilege. Any loss realized as a result of such a redemption may not be allowed as a deduction for federal income tax purposes, but may be applied, depending on the amount reinvested, to adjust the cost basis of the shares acquired upon reinvestment. In addition, if the shares redeemed had been acquired within the 90 days preceding the redemption, the amount of any gain or loss on the redemption may have to be computed without regard to any sales charges incurred on the original purchase of the redeemed shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinvestment). In such a case, the sales charges (or portion thereof) not taken into account with respect to the original purchase are treated as having been paid in connection with the reinvestment such Fund's Class A shares.

      Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TREED Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

REDEMPTIONS IN KIND

      The Board of Directors reserves the right to make payments in whole or in part in securities or other assets of a Fund in case of an emergency or any time a cash distribution would impair the liquidity of that Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as that Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS

      The right of redemption may be suspended or the date of payment postponed by a Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

STOCK CERTIFICATES; SIGNATURES

      Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-554-4611.

                              SHAREHOLDER SERVICES

      The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Statement of Additional Information. You should consult your Service Agent in this regard. Because separate accounts are maintained for each Class of shares of the Funds, the services and privileges described under this heading will operate for a given account only with respect to the Class of shares in that account.

EXCHANGE PRIVILEGE


      You may purchase, in exchange for Class A and Class C shares of the Strategy Fund or Class A or Class C shares of the Capital Value Fund, shares of the same class of the other Fund. You should be aware that these Funds have different investment objectives. To establish a new account by exchange, shares of the Fund being exchanged must have a value of at least the minimum initial investment required for shares of the Fund into which the exchange is being made.

      To request an exchange, your Service Agent, acting on your behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the telephone exchange privilege, you authorize the Transfer Agent to act on telephonic instructions (including over the automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificated form are not eligible for telephone exchange. No fees currently are charged to shareholders directly in connection with exchanges, although the Funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


      Shares of a Fund purchased by exchange will be purchased on the basis of relative net asset value per share.

      The exchange of shares of one Fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

AUTOMATIC ASSET BUILDER

      Automatic Asset Builder permits you to purchase Fund Class A and Class C shares of the Strategy Fund and Class A, Class B, Class C or Class R shares of the Capital Value Fund (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Such shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day (or the next business day if such first or fifteenth day is not a business day), or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to Comstock Partners Funds, Inc. P.O. Box 6587, Providence, Rhode Island 02940-6587. The notification will be effective three business days following receipt. Either Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE

      Government Direct Deposit Privilege enables you to purchase shares of either Fund (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in the Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Funds may terminate your participation upon 30 days' notice to you.

PAYROLL SAVINGS PLANS

      The Payroll Savings Plan permits you to purchase Class A and Class C shares of the Strategy Fund and Class A, Class B and Class C shares of the Capital Value Fund (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing account electronically through the Automated Clearing House system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to Comstock Partners Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-554-4611. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN


      The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of shares of a Fund, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by the investor, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


      An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-554-4611. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Withdrawals of Class A shares subject to any applicable CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


RETIREMENT PLANS


      Each Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services are also available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-554-4611, for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

DIVIDEND SWEEP


      The Dividend Sweep privilege allows investors to invest on the payment date their dividends or dividends and capital gains distributions, if any, from one Fund in shares of the other Fund of which the investor is a shareholder. Shares of a Fund purchased pursuant to the Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a Fund may be invested without imposition of a sales load in shares of the other Fund that are offered without sales load.

      B. Dividends and distributions paid by a Fund which does not charge a sales load may be invested in shares of the other Fund sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a Fund which charges a sales load may be invested in shares of the other Fund sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the Fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

      D. Dividends and distributions paid by a Fund may be invested in shares of the other Fund that imposes a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS

      Each Fund makes available to corporations a variety of prototype pension and profit sharing plans, including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services are also available. For details, please call toll free 1-800-358-5566.

      Investors who wish to purchase shares of a Fund in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.


      The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant, and $500 for Dreyfus-sponsored Education IRAs with no minimum on subsequent purchases.

      The investor should read the prototype retirement plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                         SERVICE AND DISTRIBUTION PLANS

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How Your Account Works - Sales Charges, Annual Fees and Choosing a Share Class." Class A, Class B and Class C shares of the Funds are subject to Service and Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Potential investors should read the Prospectus and this Statement of Additional Information in light of the terms governing the agreement between their Service Agents and the Distributor. A Service Agent entitled to receive compensation for selling and servicing the Funds' shares may receive different levels of compensation with respect to different classes of shares.

SERVICE AND DISTRIBUTION PLAN - CLASS A SHARES

      Rule 12b-1, adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid for advertising or marketing the Class A shares of the Company and the fees paid to the Distributor and to certain banks, brokers, dealers or other financial institutions (collectively, "Service Agents") could be deemed to be payment of distribution expenses, the Company's Board of Directors has adopted such a plan with respect to the Class A shares of each Fund (the "Class A Service and Distribution Plan"). The Company's Board of Directors believes that there is a reasonable likelihood that the Class A Service and Distribution Plan will benefit each Fund and its Class A shareholders. In some states, banks or other financial institutions effecting transactions in Class A shares may be required to register as dealers pursuant to state law.

      Under the Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimburses the Distributor for payments to certain Service Agents for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of
 .25 of 1% of the value of the average daily net assets of Class A of such Fund. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Capital Value Fund's or the Strategy Fund's Class A shares, as the case may be, owned by shareholders for whom the Service Agent provides shareholder services or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Class A Service and Distribution Plan and the basis on which such payments are made. The Class A Service and Distribution Plan also provides that the Investment Adviser may pay Service Agents out of its investment advisory fees, past profits or any other source available to it. From time to time, the Distributor and/or Dreyfus may defer or waive receipt of fees under the Class A Service and Distribution Plan while retaining the ability to be paid under the Class A Service and Distribution Plan thereafter. The foregoing fees payable under the Class A Service and Distribution Plan are payable without regard to actual expenses incurred.

      Under the Class A Service and Distribution Plan, servicing shareholder accounts with respect to the Class A shares may include, among other things, one or more of the following: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

      For the fiscal years ended April 30, 1997, April 30, 1998 and April 30, 1999 the Strategy Fund's Class A shares bore expenses of $123,138, $74,213 and $34,816, respectively, pursuant to the Class A Service and Distribution Plan (formerly known as the "Account Maintenance Plan"). For the fiscal years ended April 30, 1997, April 30, 1998 and April 30, 1999 the Capital Value Fund's Class A shares bore expenses of $503,530, $259,124 and $172,081, respectively, pursuant to the Class A Service and Distribution Plan.

SERVICE AND DISTRIBUTION PLANS-CLASS B SHARES AND CLASS C SHARES

      In addition to the Class A Service and Distribution Plan described above, the Company's Board of Directors has adopted a Class B Service and Distribution Plan and a Class C Service and Distribution Plan under Rule 12b-1 with respect to Class B shares of the Capital Value Fund and Class C shares of each Fund, pursuant to which the Company, on behalf of the relevant Fund, pays the Distributor for distributing such Fund's Class B shares (in the case of the Capital Value Fund) and Class C shares, respectively, and for the provision of certain services to the holders of such Class B and Class C shares. The Company's Board of Directors believes that there is a reasonable likelihood that the Class B Service and Distribution Plan will benefit the Capital Value Fund and its Class B shareholders and that the Class C Service and Distribution Plan will benefit each Fund and its Class C shareholders.

      Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund, and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. The Distributor may pay one or more Service Agents a fee in respect of distribution and other services for Class B and Class C shares. The Distributor determines the amounts, if any, to be paid to Service Agents under the Class B and Class C Service and Distribution Plans and the basis on which such payments are made. The Class B and Class C Service and Distribution Plans also provides that the Investment Adviser may pay Service Agents out of its investment advisory fees, past profits or any other source available to it. From time to time the Distributor may defer or waive receipt of fees under the Class B and Class C Service and Distribution Plans while retaining the ability to be paid under the Class B and Class C Service and Distribution Plans thereafter. The foregoing fees payable under the Class B and Class C Service and Distribution Plans are payable without regard to actual expenses incurred.

      For the fiscal years ended April 30, 1997, April 30, 1998 and April 30, 1999 the Capital Value Fund's Class B shares bore expenses of $556,548, $311,125 and $160,017, respectively, pursuant to the Class B Service and Distribution Plan and $185,516, $103,708 and $53,339, respectively, were charged for shareholder servicing for the Capital Value Fund's Class B shares. For the period from July 25, 1996 through April 30, 1997 and for the fiscal years ended April 30, 1998 and April 30, 1999 the Capital Value Fund's Class C shares bore expenses of $40,688, $67,840 and $59,035, respectively, pursuant to the Class C Service and Distribution Plan and $13,563, $22,613 and $19,678, respectively, were charged for shareholder servicing for the Capital Value Fund's Class C shares. For the fiscal years ended April 30, 1997, April 30, 1998 and April 30, 1999 the Strategy Fund's Class C shares bore expenses of $85,733, $36,233 and $16,116, respectively, pursuant to the Class C Service and Distribution Plan and $28,578, $12,078 and $5,372, respectively, were charged for shareholder servicing for the Strategy Fund's Class C shares.

      Quarterly reports of the amounts expended under each of the Class A, Class B and Class C Service and Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Class A, Class B and Class C Service and Distribution Plans each provide that it may not be amended to increase materially the cost which the Class A, Class B or Class C shares of a Fund, respectively, may bear pursuant to such plan without the approval of such Class A, Class B or Class C shareholders, respectively, and that other material amendments of the Class A, Class B or Class C Service and Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither interested persons of the Company nor have any direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans, by vote cast in person at a meeting called for the purpose of considering such amendments. The Class A, Class B and Class C Service and Distribution Plans and the related service agreements are subject to annual approval by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Class A, Class B and Class C Service and Distribution Plans. The Class A, Class B and Class C Service and Distribution Plans may each be terminated at any time, with respect to a Fund, by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans or by vote of a majority of the Class A, Class B or Class C shares of a Fund, respectively. Any related service agreement may be terminated without penalty at any time, by such vote. Each service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

GENERAL

      Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit banks generally from issuing, underwriting, selling or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions. The Company believes that banks, subject to banking laws and regulations, may perform such administrative and shareholder servicing functions without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could require banks to discontinue providing such administrative and shareholder servicing functions. If banks were required to discontinue providing all or a part of such functions, their customers would be permitted to remain the beneficial owners of shares of the Funds and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

      In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                             PORTFOLIO TRANSACTIONS


      The Strategy Fund's portfolio turnover rate for the fiscal years ended April 30, 1998 and April 30, 1999 was 227% and 130%, respectively. The Capital Value Fund's portfolio turnover rate for the fiscal years ended April 30, 1998 and April 30, 1999 was 359% and 465%, respectively. The portfolio turnover rate for each of the Funds has increased in recent years. These increases may be attributed to investment techniques employed by the adviser which have involved active trading of portfolio securities as well as investments in many short-term instruments which require frequent reinvestment as they mature.


      The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser and to select the markets in which such transactions are to be executed. Each Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution for the relevant Fund. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations may be pursuant to privately negotiated transactions pursuant to which that Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation.

      In selecting brokers to execute particular transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Investment Adviser is also authorized to cause a Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Adviser in exchange for the placement of transactions with such brokers. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Adviser in servicing all of the accounts of the Fund for which investment discretion is exercised by the Investment Adviser, and not all such services may be used by the Investment Adviser in connection with the Funds. The research services provided may include, among other things, market quotation and news services, portfolio analytic systems and support, access to economic databases and analyses of macroeconomic and financial trends.

      Each Investment Advisory Agreement requires the Investment Adviser to provide fair and equitable treatment to the relevant Fund in the selection of portfolio investments and the allocation of investment opportunities as between that Fund and the Investment Adviser's other investment management clients, but does not obligate the Investment Adviser to give that Fund exclusive or preferential treatment. It is likely that from time to time the Investment Adviser may make similar investment decisions for a Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by a Fund and another client of the Investment Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as that Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund engaging in the transaction.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL

      The Strategy Fund and the Capital Value Fund each intend to qualify and elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).


      As a RIC, a Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gain" (i.e., the excess of a Fund's long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, a fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gain. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who will be (i) required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate share of the undistributed amount, (ii) entitled to credit their proportionate share of the 35% tax paid by the Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in their income.


      Each Fund will be subject to a nondeductible 4% federal excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such year, (b) at least 98% of its capital gain net income (generally the excess, if any, of its capital gains over its capital losses) for the one-year period ending, as a general rule, on October 31 of that year, and (c) 100% of undistributed ordinary income and capital gain net income from the preceding calendar year (if any) pursuant to the calculations on (a) and (b). For this purpose, any income or gain retained by that Fund that is subject to a corporate tax will be considered to have been distributed by year-end.

INCOME PRIOR TO RECEIPT OF CASH


      Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

FOREIGN WITHHOLDING TAXES

      A Fund may be subject to certain taxes imposed by foreign countries with respect to its income and capital gain. If a Fund qualifies as a RIC, certain distribution requirements are met and more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid by its shareholders. If eligible, each Fund intends to make this election. If a Fund makes this election, its shareholders will be required to include in income their respective pro rata portions of foreign income taxes paid by the Fund and, if they itemize their deductions, will be entitled to deduct such respective pro rata portions in computing their taxable incomes or, alternatively, to claim foreign tax credits subject to applicable limitations in the Code. Each year that the Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders.

      The rules governing the foreign tax credit are complex. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS

      A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, future contract, forward contract, or hedge investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

DISTRIBUTIONS

      Dividends paid by a Fund from its net investment income will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of net capital gain that are designated by a Fund as "capital gain dividends," will be taxable to shareholders as long- term capital gain, whether received in cash or in additional shares, regardless of the length of time the shareholder has owned Fund shares, and such distributions will not be eligible for the dividends received deduction. The maximum current federal income tax rate imposed on individuals with respect to long-term capital gain is generally 20%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and on short-term capital gain, which is taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gain is currently taxed at the same federal income tax rates as ordinary income and short-term capital gain.

      Dividends paid by a Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan. The Funds will not report dividends paid to such Plans and IRAs to the Internal Revenue Service (the "IRS"). Generally, distributions from such Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70 1/2 is less than the "minimum required distribution"for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.

      Shareholders will be notified annually as to the federal tax status of dividends and distributions from the Funds. Because it is expected that only a small portion of each Fund's net investment income will arise from dividends on common or preferred stock of domestic corporations, no significant portion of distributions by the Funds, is expected to be eligible for the dividends received deduction allowed to corporations under the Code.

      Generally, shareholders will be subject to tax on dividends or distributions in the year of receipt. However, dividends declared in October, November or December of any year, payable to shareholders of record as of a specified date in such a month, will be deemed to have been received by the shareholders and paid by a Fund no later than December 31, provided such dividends are paid during January of the following year.


      Shareholders should consider the tax implications of buying shares of a Fund prior to a dividend or distribution by such Fund. The price of shares purchased at the time may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution may have the effect of reducing the net asset value of shares below a shareholder's cost and thus would be a return on investment in an economic sense, but nevertheless would be taxable to the shareholder.


SALE OF SHARES

      Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund, if the shares are capital assets in the shareholder's hands, will be taxed as a capital gain or loss. As a general rule, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund held for six months or less, any loss on the sale or other disposition of such share shall be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Any loss realized on a sale or exchange of shares will be disallowed to the extent such shares are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

FOREIGN SHAREHOLDERS

      Dividends paid by a Fund from net investment income to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and any foreign taxes.

BACKUP WITHHOLDING

      The Funds may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends, and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends, and redemption proceeds if (i) the payee fails to furnish the applicable Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.

INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES

      If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund making the purchase may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, that Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement to qualify as a RIC and to avoid the excise tax.

OTHER TAXATION


      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

      Dividends from net investment income and capital gain dividends may also be subject to state, local and foreign taxes.

      Descriptions of tax consequences set forth in the Prospectus and in this Statement of Additional Information are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares of the Funds.

                             PERFORMANCE INFORMATION

      Advertisements and communications to shareholders may contain various measures of a Fund's performance, including various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect a Fund's volatility or risk. Performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees.

      The Strategy Fund presents performance information for each Class of shares commencing with the Strategy Fund's inception. Performance information for the period prior to August 1, 1991 reflects the performance of the Strategy Fund as a closed-end fund and does not reflect payment of the underwriting discount paid in connection with the initial public offering of the Strategy Fund's shares as a closed-end fund. In addition, as an open-end fund, the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Strategy Fund Class O shares have not been issued by the Strategy Fund since July 15, 1992 except in connection with the reinvestment of dividends on outstanding Strategy Fund Class O shares, performance information in any advertisements (other than reports to shareholders) with respect to the period commencing July 15, 1992 does not contain information with respect to the performance of Strategy Fund Class O shares for such period. In addition, because the Strategy Fund no longer sells its Class O shares, any information relating to Strategy Fund Class O shares listed in newspaper or similar listings of the Strategy Fund's net asset value and public offering price is only for informational purposes of the existing Class O shareholders.

      Performance information for the Capital Value Fund includes the performance of the Dreyfus Capital Value Fund, the Fund's predecessor, and performance information for each Class of shares is presented commencing with the inception of the Dreyfus Capital Value Fund.

      Performance information for each Class of shares of the Company will reflect performance for time periods prior to the introduction of such Class, and performance for such time periods will not reflect any fees and expenses payable by such Class that were not borne by the Fund (or its predecessor) prior to the introduction of such Class. Class A average annual return figures for both Funds reflect the maximum initial sales charge and Class B and Class C average annual return figures reflect any applicable CDSC. As a result, at any given time, the performance of Class B and Class C of a Fund should be expected to be lower than that of Class A of that Fund and the performance of Class A, Class B and Class C of a Fund should be expected to be lower than that of Class
R. Performance for each Class will be calculated separately.

      Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of a Fund's performance will include the Fund's average annual total return for one, five and ten year periods (if available), or for shorter time periods depending upon the length of time during which the Fund has operated.

      Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares of a Fund or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares of a Fund. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares of the Funds, which, if reflected, would reduce the performance quoted.

      Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

      The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of the performance of the Strategy Fund and the Capital Value Fund for the fiscal year ended April 30, 1999.

      For purposes of quoting and comparing the performance of each Class of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Total return and yield quotations are computed separately for each Class of shares of a Fund. Under the rules of the SEC ("Commission Rules"), funds advertising performance must include average annual total return quotes calculated according to the following formula:

                P(1+T)n    = ERV

            Where: P       = a hypothetical initial payment of $1,000

                   T       =  average annual total return

                   n       =  number of years (1, 5 or 10)

                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year period (or fractional portion thereof).

      Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication.

      A Class' average annual total return figures calculated in accordance with the foregoing formula assume that in the case of Class A shares the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase, and in the case of Class B or Class C shares the maximum applicable CDSC has been paid upon redemption at the end of the period. Total return or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) presented that would equate the initial amount invested to the ending redeemable value.

      Each Fund presents performance information for each of its Classes since the commencement of investment operations, rather than since the date each Class was introduced. For the Capital Value Fund, performance is presented since the commencement of investment operations of the Dreyfus Capital Value Fund, the predecessor of the Capital Fund. Performance information for each Class of each Fund introduced after the commencement of investment operations therefore includes the performance history of a predecessor Class or Classes. The historical operating expenses of the predecessor Class or Classes, including distribution and service fees and other operating expenses, are not restated to reflect the ongoing expenses of the Class whose performance is being shown. However, sales loads of the predecessor Class or Classes are restated, when presenting performance inclusive of sales loads, to reflect the current applicable sales load for the Class whose performance is being shown and not the sales charges paid on the predecessor class. This means that in presenting the performance of Class A shares inclusive of sales loads, the current maximum front-end sales load for Class A shares is reflected, and in presenting the performance of Class B or Class C shares inclusive of sales loads, the current applicable CDSC is reflected.

      CAPITAL VALUE FUND - CERTAIN DIFFERENCES IN THE HISTORICAL OPERATING EXPENSES OF PREDECESSOR CLASSES. Prior to January 15, 1993, the Dreyfus Capital Value Fund (the Capital Value Fund's predecessor) did not offer Class B shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R shares. Because Class B shares of the Dreyfus Capital Value Fund were not actually introduced until January 15, 1993, the total return for Class B shares for the period prior to their introduction reflects the annual service and distribution fees and other expenses actually paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class B because such higher fees and expenses were not paid during that period. Because Class C shares of the Dreyfus Capital Value

Fund were not actually introduced until August 22, 1995, Class C performance information for the period prior to their introduction reflects the annual service and distribution fees and other expenses for Class B (which, prior to its introduction, reflects the annual service and distribution fees and other expenses borne by Class A) and, therefore, with respect to the period prior to the introduction of Class B, does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C. Class R performance information for the period prior to the introduction of Class R shares reflects the annual service and distribution fees and other expenses borne by Class A.

      STRATEGY FUND - CERTAIN DIFFERENCES IN THE HISTORICAL OPERATING EXPENSES OF PREDECESSOR CLASSES. Prior to August 1, 1995, the Strategy Fund did not offer Class C shares. Performance information for Class C for the period from July 15, 1992 to August 1, 1995 reflects the annual distribution fees paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during that period. Performance information presented by the Strategy Fund for Class O is restated to reflect the maximum front end sales load payable at the time the Fund last offered Class O shares, and not the underwriting discount paid in connection with the initial offering of the Strategy Fund's shares as a closed-end fund. Performance information for all Classes prior to August 1, 1991 reflects performance of the Strategy Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Strategy Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.


      The following tables set forth the aggregate and average annual total return for Class A, Class B, Class C and Class R shares of the Capital Value Fund for certain periods of time each ending April 30, 1999, and include the performance of the Dreyfus Capital Value Fund, the Fund's predecessor. INVESTORS SHOULD NOTE THAT INFORMATION PRESENTED IN THE TABLES FOR CLASS B, CLASS C AND CLASS R SHARES PRIOR TO THEIR INCEPTION IS BASED ON THE HISTORICAL OPERATING EXPENSES AND PERFORMANCE OF A PREDECESSOR CLASS AND DOES NOT REFLECT THE RELATIVE EXPENSES THAT AN INVESTOR WOULD INCUR AS A HOLDER OF CLASS B, CLASS C OR CLASS R SHARES OF THE CAPITAL VALUE FUND. ACCORDINGLY, THE TABLE SHOULD NOT BE UTILIZED IN EVALUATING WHETHER CLASS A, CLASS B, CLASS C OR CLASS R SHARES WOULD BEST SUIT AN INVESTOR'S NEEDS. In evaluating the relative merits of such shares, investors should refer to the "Fees and Expenses" and "How Your Account Works" sections in the Funds' Prospectus.


                    COMSTOCK PARTNERS CAPITAL VALUE FUND (1)


                                                     CLASS A                                             CLASS B(3)
                                  TOTAL AGGREGATE RETURN     AVERAGE ANNUAL RETURN    TOTAL AGGREGATE RETURN  AVERAGE ANNUAL RETURN
                                     AT NAV     WITH LOAD      AT NAV    WITH LOAD     AT NAV    WITH CDSC     AT NAV  WITH CDSC
                                   ---------- ------------   ---------   ----------   ---------  ------------ -------- ----------
Inception (October 10, 1985)           9.30%       4.40%        0.66%        0.32%       4.02%                   0.29%
Policy Inception
  (April 28, 1987)(2)                -31.08%     -34.17%       -3.42%       -3.42%     -34.41%                  -3.45%
10 Year                              -46.39%     -48.81%       -6.04%       -6.48%     -48.98%                  -6.51%
5 Year                               -57.03%     -58.98%      -15.55%      -16.32%     -58.57%    -59.17%      -16.16%   -16.40%
1 Year                               -25.80%     -29.16%      -25.80%      -29.16%     -26.19%    -28.97%      -26.19%   -28.97%



                                                               CLASS C(4)                               CLASS R(5)
                                                                                                  TOTAL          AVERAGE
                                                                                                 AGGREGATE       ANNUAL
                                             TOTAL AGGREGATE RETURN    AVERAGE ANNUAL RETURN      RETURN         RETURN
                                              AT NAV      WITH CDSC     AT NAV      WITH CDSC      AT NAV        AT NAV
                                           -----------  ------------  ----------    ---------    ---------     ----------
Inception (October 10, 1985)                  3.95%                      0.29%                      10.27%         0.72%
Policy Inception (April 28, 1987)           -34.45%                     -3.45%                     -30.47%        -2.98*
10 Year                                     -49.02%                     -6.52%                     -45.92%        -5.96%
5 Year                                      -58.59%                    -16.17%                     -56.65%       -15.39%
1 Year                                      -26.22%     -26.91%        -26.22%      -26.91%        -25.67%       -25.67%

------------------
(1)   Performance information assumes dividend reinvestment.

(2) On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, became the Dreyfus Capital Value Fund's Sub-Investment Adviser.

(3) Because Class B shares were not introduced until January 15, 1993, the total return for Class B shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations through January 15, 1993. As a result, total return for Class B shares for the period prior to January 15, 1993 does not reflect the higher level of service and distribution fees and certain administrative expenses borne by Class B shares which, if reflected, would reduce the total return presented.

(4) Because Class C shares were not introduced until August 22, 1995, the total return for Class C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations through January 15, 1993, and Class B shares from January


      15, 1993 through August 22, 1995. As a result, total return for Class C shares for the period prior to January 15, 1993, does not reflect the higher level of service and distribution fees and certain administrative expenses borne by Class C shares which, if reflected, would reduce the total return presented.


(5) Because Class R shares were not introduced until August 22, 1995, the total return for Class R shares for the period prior to their introduction is based on the performance of Class A shares.


      The following tables set forth the average annual total returns for Class O, Class A and Class C shares of the Strategy Fund for certain periods of time each ending April 30, 1999. Class O shares are no longer issued by the Fund except in connection with the reinvestment of dividends on outstanding Class O shares. INVESTORS SHOULD NOTE THAT INFORMATION PRESENTED IN THE TABLES FOR CLASS A AND CLASS C SHARES IS BASED UPON HISTORICAL OPERATING EXPENSES OF THE STRATEGY FUND WHICH DO NOT REFLECT THE RELATIVE EXPENSES THAT AN INVESTOR WOULD INCUR AS A HOLDER OF CLASS A OR CLASS C SHARES OF THE STRATEGY FUND. ACCORDINGLY, THE TABLE SHOULD NOT BE UTILIZED IN EVALUATING WHETHER CLASS A OR CLASS C SHARES WOULD BEST SUIT AN INVESTOR'S NEEDS. In evaluating the relative merits of Class A and Class C shares of the Strategy Fund, investors should refer to the "Fees and Expenses" and "How Your Account Works" sections in the Funds' Prospectus.



                                             COMSTOCK PARTNERS STRATEGY FUND
                                               AVERAGE ANNUAL TOTAL RETURN
                                       WITH DEDUCTION OF APPLICABLE SALES CHARGES(1)
                                                                                                           SINCE
                                                                                                        COMMENCEMENT
                                                      ONE YEAR          FIVE YEARS       TEN YEARS      OF OPERATIONS
                                                      ---------         -----------      -----------    ------------
Class O (2)..........................................  -15.31%             -6.33%           1.23%            2.29%
Class A (3)(4).......................................  -15.54%             -6.61%           1.03%            2.11%
Class C (5)(6).......................................  -13.23%             -6.29%           1.21%            2.27%

                                                AVERAGE ANNUAL TOTAL RETURN
                                     WITHOUT DEDUCTION OF APPLICABLE SALES CHARGES(1)
                                                                                                           SINCE
                                                                                                        COMMENCEMENT
                                                      ONE YEAR          FIVE YEARS       TEN YEARS      OF OPERATIONS
                                                      ---------         -----------      -----------    ------------
Class O.............................................   -11.32%            -5.47%            1.70%           2.72%
Class A (4).........................................   -11.56%            -5.74%            1.50%           2.54%
Class C (6).........................................   -12.42%            -6.29%            1.21%           2.27%

------------------

(1) Performance information assumes dividend reinvestment. Performance information for the period prior to August 1, 1991 reflects performance of the Strategy Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Strategy Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.


(2) Performance information reflects the maximum initial sales charge payable on Class O shares when the Strategy Fund last offered such shares.


(3) Performance information has been restated to reflect the maximum initial sales charge payable on Class A shares of the Strategy Fund.

(4) Because Class A shares of the Strategy Fund were not introduced until July 15, 1992, the total return for Class A shares for the period prior to their introduction is based on the performance of Class O shares. As a result, total return for Class A shares for the period prior to July 15, 1992 does not reflect service and distribution fees borne by Class A shares which, if reflected, would reduce the total return presented.


(5) Performance information has been restated to reflect any applicable CDSC with respect to Class C shares of the Strategy Fund in lieu of the maximum initial sales charge payable on Class A shares.

(6) Because Class C shares were not introduced until August 1, 1995, the total return for Class C shares for the period prior to their introduction is based on the performance of Class O shares from the Fund's inception through July 15, 1992 and Class A shares from July 15, 1992 through August 1, 1995. As a result, total return for Class C shares for the period prior to August 1, 1995 does not reflect the higher level of service and distribution fees and certain administrative expenses borne by Class C shares which, if reflected, would reduce the total return presented.

                           ---------------------------

      Each Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., or similar independent services or financial publications, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in each Class of Fund shares at the Fund's commencement of operations (and assuming the reinvestment of each dividend or other distribution pursuant to the Strategy Fund's Dividend Reinvestment Plan for the period when the Strategy Fund was a closed-end fund) and, thereafter, at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

      The Funds may from time to time include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Funds' Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Investment Adviser. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals.

      Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      Advertisements and communications of a Fund may compare the performance of that Fund's shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other materials and communications of the Funds may cite statistics to reflect the performance over time of a Fund's shares, utilizing comparisons to indexes such as the Lehman Brothers Government Bond Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the S&P 500 Index. The Funds' advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments. In addition, advertising materials for the Funds may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community, and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community. From time to time advertising materials for the Funds also may refer to Morningstar ratings and related analyses supporting the rating.

                                 NET ASSET VALUE

      The net asset value of a share of each Class of each Fund, for the purpose of pricing purchase orders and redemption orders, is generally determined as of the close of business on the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day by dividing the value of the relevant Fund's assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. "Business day" refers to those days when the Investment Adviser, Princeton, the Transfer Agent and the New York Stock Exchange are all open for business, which is Monday through Friday, except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock

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Exchange. With the exception of certain fees and expenses borne pursuant to the
Class A, B and C Service and Distribution Plans and other expenses attributable solely to a particular Class, all expenses of the respective Fund will be borne on a pro rata basis by each Class of such Fund on the basis of the relative net assets of the respective Classes. See "Management Arrangements - Fund Expenses" and "Service and Distribution Plans."


      Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for many debt securities this ordinarily will be the over-the-counter market. Notwithstanding the above, debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specified securities. Securities not priced in this manner are valued at the mean of the most recent bid and asked quotations, or when available, at the latest quoted sale price on the date of valuation. When a Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last asked price. Options purchased by a Fund are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the exchange rates prevailing as of 11:30 a.m., New York time. Short-term debt securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. The values of other assets and securities for which no current quotations are readily available are determined in good faith at fair value using methods determined by the Board of Directors.

                         ORGANIZATION AND CAPITAL STOCK

      The Company was incorporated in Maryland on March 14, 1988 under the name "Comstock Partners Strategy Fund, Inc." The Company originally commenced operations in May of 1988 as a closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991.

      On February 8, 1996, (i) the Company changed its name to Comstock Partners Funds, Inc., (ii) Comstock Partners Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund in exchange for shares in the Capital Value Fund. The Capital Value Fund commenced operations upon the consummation of the Reorganization.

      The Company's charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date this Statement of Additional Information, the Company consists of two investment portfolios: the Strategy Fund and the Capital Value Fund.

      The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $.001 per share. The Company is authorized to issue 150,000,000 Strategy Fund Class O shares, 200,000,000 Strategy Fund Class A shares and 200,000,000 Strategy Fund Class C shares. In addition, the Company is authorized to issue 125,000,000 Capital Value Fund Class A shares, 125,000,000 Capital Value Fund Class B shares, 125,000,000 Capital Value Fund Class C shares and 125,000,000 Capital Value Fund Class R shares. Each Class A, Class B, Class C and Class R share represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B and C shares bear fees and expenses on an ongoing basis pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, and Class B and C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B and Class C Service and Distribution Plans, respectively.

      The Company's Board of Directors may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company's Board of Directors may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

      Except as described above with respect to the Company's Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate and not by class, except where voting by class is required by law. Under

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

the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class A, Class B or Class C votes entitled to be cast with respect to matters relating to the Class A, Class B or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act.

      All shares of the Company, when issued, will be fully paid and nonassessable.

      All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A shares of the Company shall be voted on only by holders of Class A shares of the relevant Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund, means the vote of the lesser of (i) 67% of that Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

      Each share of a portfolio of the Company is entitled to such dividends and distributions out of the assets belonging to that portfolio as are declared in the discretion of the Company's Board of Directors. In determining the Fund's net asset value, assets belonging to the Fund are credited with a proportionate share of any general assets of the Company not belonging to the Fund and are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company. The general liabilities of the Company are normally allocated in proportion to the relative net asset values of the respective portfolios of the Company at the time of distribution.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

      Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to a Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

DIVIDENDS AND DISTRIBUTIONS

      The Strategy Fund intends to pay dividends monthly and to distribute substantially all of its net investment income. Net capital gain, if any, will be distributed at least annually. The Capital Value Fund ordinarily pays dividends from net investment income and distributes net capital gain, if any, once a year. Each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Capital Value Fund will not make distributions from net capital gain unless capital loss carryovers, if any, have been utilized or have expired.


      Shareholders of each Fund will receive dividends and distributions on their shares of a Fund in additional shares of the same Class of that Fund (without a sales charge) or may elect to receive all dividends and distributions in cash. See " Additional Information Concerning Taxes--Distributions."


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

                               GENERAL INFORMATION

CUSTODIAN

      The Bank of New York acts as the U.S. and international custodian for the Capital Value Fund and U.S. custodian for the Strategy Fund. Brown Brothers Harriman & Co. acts as the international custodian for the Strategy Fund. Under their respective Custodian Agreements, The Bank of New York and Brown Brothers, as the case may be, are authorized to establish accounts for foreign securities owned by the relevant Fund to be held with foreign branches of United States banks as well as with certain foreign banks and securities depositaries. The custodians do not determine the investment policies of the Funds, nor decide which securities the Funds will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

      Dreyfus Transfer, Inc. is located at P.O. Box 9671, Providence, Rhode Island 02903, and serves as the Funds' transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, on behalf of each of the Funds, the Transfer Agent arranges for the maintenance of shareholders account records for the Funds, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund. For the fiscal year ended April 30, 1999, the Fund paid the Transfer Agent $156,943 with respect to the Capital Value Fund and $93,620 with respect to the Strategy Fund.

                                     EXPERTS

      Ernst & Young LLP serves as the independent auditors for the Funds. The financial statements of the Funds included in this Statement of Additional Information have been so included in reliance upon the report of Ernst & Young LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.

                                OTHER INFORMATION

      The Prospectus and this Statement of Additional Information do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respect by such reference.

                             REPORTS TO SHAREHOLDERS

      The Company will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

                              FINANCIAL STATEMENTS


      The audited financial statements for the Strategy Fund and the Capital Value Fund are incorporated by reference to the Company's 1999 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 1-800-332-8910.


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